UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONDUIT PHARMACEUTICALS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED NOVEMBER 26, 2024

4581 Tamiami Trail North, Suite 200

Naples, Florida 34103

(646) 491-9132

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JANUARY 9, 2025

To our stockholders:

The 2025 virtual special meeting of stockholders (the “Special Meeting”) of Conduit Pharmaceuticals Inc., a Delaware corporation, will be held on Thursday, January 9, 2025, at 10:00 a.m., Eastern Time, for the following purposes:

1.	to approve the issuance of up to an aggregate of 2,862,596 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issuable upon the exercise of certain warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 1);

2.	to approve the issuance of up to an aggregate of 75,000,000 shares of the Company’s Common Stock issuable upon the conversion of the Senior Secured Promissory Note, as amended, entered into by the Company and Nirland Limited (“Nirland”) on August 6, 2024 (the “August 2024 Senior Secured Promissory Note”) in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 2);

3.	to approve the issuance of up to an aggregate of 58,000,000 shares of the Company’s Common Stock issuable upon the conversion of the convertible promissory note entered into by the Company and A.G.P./Alliance Global Partners (“A.G.P.”) on November 25, 2024 (the “November Convertible Note”), in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 3);

4.	to adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of our capital stock from 251,000,000 shares to 601,000,000 and the number of authorized shares of our Common Stock from 250,000,000 to 600,000,000 (Proposal No. 4); and

5.	to transact such other matters as may properly come before the Special Meeting or any adjournment postponement thereof.

Only holders of record of our Common Stock as of the close of business on December 4, 2024, the record date, are entitled to notice of and to vote at the Special Meeting.

The Special Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual special meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the Special Meeting at https://meeting.vstocktransfer.com/CONDUITJAN25. A Zoom account is required to register. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Whether or not you plan to participate virtually in the Special Meeting, your vote is important. To assure your representation at the meeting, please vote by following the instructions on the document that has been mailed to you, or, if you received a paper copy of the proxy materials, signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting during the Special Meeting. If you vote during the Special Meeting pursuant to the voting instructions below, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

Dr. David Tapolczay
Chief Executive Officer
Naples, Florida
__________, 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on January 9, 2025: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

Whether or not you expect to attend the meeting electronically, please submit a proxy to vote your shares promptly. Even if you have submitted a proxy, you may still vote electronically if you attend the virtual meeting, in which case only your vote cast at the virtual meeting will be counted. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED NOVEMBER 26, 2024

4581 Tamiami Trail North, Suite 200

Naples, Florida 34103

(646) 491-9132

PROXY STATEMENT

Conduit Pharmaceuticals Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on December 4, 2024 (the “Record Date”) in connection with our solicitation of proxies for use at the virtual special meeting of stockholders to be held on Thursday, January 9, 2025 at 10:00 a.m., Eastern Time and any adjournment(s), postponement(s) or other delays thereof (the “Special Meeting”).

The Special Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual special meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the Special Meeting at https://meeting.vstocktransfer.com/CONDUITJAN25. A Zoom account is required to register. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

References in this proxy statement to the “Company,” “we,” “us,” “our” and similar terms mean Conduit Pharmaceuticals Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by you at any time before it is voted at the Special Meeting, as described below.

Our principal executive offices are located at 4581 Tamiami Trail North, Suite 200, Naples, Florida, 34103, and our telephone number is (646) 491-9132.

Who May Vote

Only holders of our common stock, par value $0.0001 (the “Common Stock”), outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. As of the Record Date, there were [116,797,274] shares of Common Stock outstanding and entitled to vote at the Special Meeting and there were no other classes of securities outstanding that will be entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

Voting Requirements and Quorum

At least one-third of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting, present virtually at the meeting or by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner exercises its discretionary authority on one or more “routine matters” but does not vote on a given “non-routine” proposal because, with respect to such proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

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The vote requirement for each proposal is as follows:

●	Proposal No. 1 (Approval of the issuance of up to an aggregate of 2,862,596 shares of the Company’s Common Stock issuable upon the exercise of certain warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d)) – The approval of the issuance of up to an aggregate of 2,862,596 shares of the Company’s Common Stock issuable upon the exercise of certain warrants to purchase the Company’s Common Stock requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 2 (Approval of the issuance of up to an aggregate of 75,000,000 shares of the Company’s Common Stock issuable upon the conversion of the August 2024 Senior Secured Promissory Note into the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d)) – The approval of the issuance of up to an aggregate of 75,000,000 shares of the Company’s Common Stock issuable upon the conversion of the August 2024 Senior Secured Promissory Note requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 3 (Approval of the issuance of up to an aggregate of 58,000,000 shares of the Company’s Common Stock issuable upon the conversion of the November Convertible Note into the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d)) – The approval of the issuance of up to an aggregate of 58,000,000 shares of the Company’s Common Stock issuable upon the conversion of the November Convertible Note requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 4 (Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of our capital stock from 251,000,000 shares to 601,000,000 shares and the number of authorized shares of our Common Stock from 250,000,000 shares to 600,000,000 shares) – The approval of the amendment to the Company’s Certificate of Incorporation requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e., your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. The proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of our capital stock form 251,000,000 shares to 601,000,000 shares and the number of authorized shares of our Common Stock from 250,000,000 shares to 600,000,000 shares (Proposal No. 4) is the only routine matter being considered at the Special Meeting. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 4 even in the absence of your instruction.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” the approval of the issuance of up to an aggregate of 2,862,596 shares of the Company’s Common Stock issuable upon the exercise of certain warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 1), “FOR” the approval of the issuance of up to an aggregate of 75,000,000 shares of the Company’s Common Stock issuable upon the conversion of the August 2024 Senior Secured Promissory Note into the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 2), “FOR” the approval of the issuance of up to an aggregate of 58,000,000 shares of the Company’s Common Stock issuable upon the conversion of the November Convertible Note into the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 3) and “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of our capital stock from 251,000,000 shares to 601,000,000 shares and the number of authorized shares of our Common Stock from 250,000,000 shares to 600,000,000 shares (Proposal No. 4).

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General Information

We have designed our virtual format to enhance stockholder access, participation and communication. Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only Special Meeting. The Special Meeting is scheduled to be held on Thursday, January 9, 2025 at 10:00 a.m., Eastern Time, registering in advance of the Special Meeting at https://meeting.vstocktransfer.com/CONDUITJAN25. A Zoom account is required to register. This solicitation is for proxies for use at the Special Meeting or at any reconvened meeting after an adjournment or postponement of the Special Meeting.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the Special Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the Special Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” the approval of the issuance of up to an aggregate of 2,862,596 shares of the Company’s Common Stock issuable upon the exercise of certain warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 1), “FOR” the approval of the issuance of up to an aggregate of 75,000,000 shares of the Company’s Common Stock issuable upon the conversion of the August 2024 Senior Secured Promissory Note into the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 2), “FOR” the approval of the issuance of up to an aggregate of 58,000,000 shares of the Company’s Common Stock issuable upon the conversion of the November Convertible Note into the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 3), and “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of our capital stock from 251,000,000 shares to 601,000,000 shares and the number of authorized shares of our Common Stock from 250,000,000 shares to 600,000,000 shares (Proposal No. 4).

Voting at the Special Meeting

The Special Meeting will be held entirely online, and you will not be able to physically attend the virtual meeting. Stockholders may attend and participate in the Special Meeting by registering in advance of the Special Meeting at https://meeting.vstocktransfer.com/CONDUITJAN25. A Zoom account is required to register.

Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares held in street name, for which you are the beneficial owner but not the stockholder of record, also may be voted electronically during the Special Meeting so long as you obtain a legal proxy from your bank, broker or other nominee and follow the procedures described below.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Special Meeting, you must, in addition to registering in advance at https://meeting.vstocktransfer.com/CONDUITJAN25 obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Special Meeting. After obtaining a valid legal proxy and completing the proxy card indicating your voting instructions, you must submit proof of your legal proxy, along with your proxy card, as attachments via email to vote@vstocktransfer.com in order to vote during the Special Meeting.

Even if you plan to participate in the Special Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to participate in the Special Meeting.

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Voting Without Participating in the Special Meeting

To submit a proxy to vote your shares without participating in the Special Meeting, please follow the instructions provided with your proxy materials. If you request printed copies of the proxy materials by mail, you may also submit a proxy to vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the Special Meeting.

How to Participate in the Special Meeting

You are entitled to participate in the Special Meeting only if you were a stockholder of record as of the Record Date or you hold a valid proxy for the Special Meeting.

If you do not comply with the procedures outlined above under “Voting at the Special Meeting”, you will not be admitted to the Special Meeting. We recommend that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, please call (888) 799-9666.

If we experience technical difficulties during the meeting (such as a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via the meeting website.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting a new proxy with a later date via the Internet before 11:59 p.m., Eastern Time, on January 8, 2025, or by mail that is received by us prior to the Special Meeting or (ii) notifying our Secretary before the Special Meeting by mail at the address shown on page 1. If you participate in the virtual-only Special Meeting and vote during the meeting in the virtual platform, any previously submitted proxy or voting instructions will be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please follow the directions on the document that has been mailed to you, for each account. You should vote all of your shares of Common Stock.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker or direct a written request to Conduit Pharmaceuticals Inc., 4581 Tamiami Trail North, Suite 200, Naples, Florida, 34103, attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

For Assistance with Technical Difficulties at the Special Meeting

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call (888) 799-9666.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s Common Stock as of December 4, 2024 by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of December 4, 2024. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of December 4, 2024 or subject to restricted stock units that vest within 60 days of December 4, 2024 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o Conduit Pharmaceuticals Inc., 4581 Tamiami Trail North, Suite 200, Naples, Florida 34103.

The beneficial ownership of our Common Stock is based on [116,797,274] shares of Common Stock issued and outstanding as of December 4, 2024, which number excludes the shares of Common Stock issuable upon exercise of the warrants. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares shown to be beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock		% of Common Stock Beneficially Owned
Directors and named executive officers
James Bligh	1,038,181	(2)	*
Faith L. Charles	363,261	(3)	*
Chele Chiavacci Farley	388,177	(4)	*
Freda Lewis-Hall	2,979,954	(5)	2.55%
Andrew Regan	30,292,731	(6)	25.93%
David Tapolczay	2,497,869	(7)	2.13%

All directors and executive officers as a group (6 individuals)	37,560,173		31.73%

Other 5% beneficial owners
Corvus Capital Limited	30,292,731	(6)	25.93%
AstraZeneca AB (PUBL)	9,504,465	(8)	8.13%

*	Indicates beneficial ownership of less than 1%.

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(1)	The table does not include Adam Sragovicz, the Company’s former Chief Financial Officer, who resigned effective May 15, 2024, and following such resignation, to the Company’s knowledge, did not beneficially own any securities of the Company.

(2)	Consists of (i) 37,272, shares of Common Stock and (ii) options to purchase 1,000,909 shares Common Stock that are currently exercisable. Excludes 1,112,725 unvested options to purchase shares of Common Stock that are not exercisable within 60 days.

(3)	Consists of (i) 341,594 shares of Common Stock and (ii) options to purchase 21,667 shares of Common Stock that are currently exercisable. Excludes 43,333 unvested options to purchase shares of Common Stock that are not exercisable within 60 days.

(4)	Consists of (i) 351,510 shares of Common Stock, (ii) warrants to purchase 15,000 shares of Common Stock and (iii) options to purchase 21,667 shares of Common Stock that are currently exercisable. Excludes 43,333 unvested options to purchase shares of Common Stock and 203,332 warrants to purchase shares of Common Stock, all of which are not exercisable within 60 days.

(5)	Consists of 2,979,954 shares of Common Stock of which (i) 437, 976 are held directly by Dr. Lewis-Hall, (ii) 2,003,324 were issued to Intelmed LLC, of which Dr. Lewis-Hall is the Managing Director, (iii) 516,987 shares of Common Stock were received by Mr. Emerson Hall, Jr., Dr. Lewis-Hall’s spouse, (iv) 21,667 are underlying options that are currently exercisable and are held directly by Dr. Lewis-Hall. By virtue of this relationship with both Intelmed LLC and her spouse, Dr. Lewis-Hall may be deemed to share beneficial ownership of the securities held of record by Intelmed LLC and Mr. Emerson Hall, Jr. Dr. Lewis-Hall disclaims any such beneficial ownership except to the extent of her pecuniary interest therein. Excludes 43,333 unvested options to purchase shares of Common Stock and 504,061 warrants to purchase shares of Common Stock, all of which are not exercisable within 60 days. The business address of Intelmed LLC is 11421 Golden Eagle Court Naples, Florida 34120.

(6)	Consists of (i) 66,650 shares of Common Stock held directly by Dr. Regan, (ii) 30,048,454 shares of Common Stock held by Corvus Capital Limited, and (iii) 177,627 shares of Common Stock held by Algo Holdings, Inc. Dr. Regan is the Chief Executive Officer of Corvus Capital Limited and Algo Holdings, Inc. is a wholly owned subsidiary of Corvus Capital Limited. By virtue of this relationship, Dr. Regan may be deemed to share beneficial ownership of the securities held of record by Corvus Capital Limited and Algo Holdings, Inc. Dr. Regan disclaims any such beneficial ownership except to the extent of his pecuniary interest therein. Pursuant to a participation and inducement agreement with Nirland Limited, the 30,048,454 shares of Common Stock held by Corvus Capital Limited may, in certain circumstances, be subject to transfer to Nirland Limited and all such shares of Common Stock are subject to a pledge agreement with respect to such arrangement. The business address of Corvus Capital Limited is Floor 2, Willow House, Cricket Square PO Box 709 Grand Cayman KY1-1107, Cayman Islands.

(7)	Consists of (i) 2,003,324 shares received pursuant to the Agreement and Plan of Merger, dated as of November 8, 2022 and as amended on January 27, 2023 and May 11, 2023, by and among the Company, Conduit and the Merger Sub and (ii) options to purchase 494,545 shares of Common Stock that are currently exercisable. Excludes 643,634 options to purchase shares of Common Stock and 600,996 warrants to purchase shares of Common Stock, all of which are not exercisable within 60 days.

(8)	Consists of 9,504,465 shares of Common Stock as reflected in a Schedule 13G filed with the SEC on October 11, 2024. The address of AstraZeneca AB (PUBL) is SE-151 85 Södertälje, Sweden.

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PROPOSAL NO. 1 – APPROVAL OF THE ISSUANCE OF UP TO AN AGGREGATE OF 2,862,596 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d).

Warrant Issuance

On October 29, 2024, the Company entered into a Bridge Loan Agreement (the “A.G.P. Bridge Agreement”), with A.G.P. pursuant to which A.G.P. made an advance (the “Advance”) to the Company in an amount not to exceed $600,000 (the “Commitment”). As partial consideration for the Advance, the Company issued A.G.P. warrants (the “A.G.P. Warrants”) to purchase up to 2,862,596 shares of the Company’s Common Stock, which is equal to 50% of the sum of the Commitment divided by the closing price of the Company’s Common Stock on October 29, 2024, at an exercise price of $0.1048 per share.

The exercise of the A.G.P. Warrants and the issuance of the shares of Common Stock underlying the A.G.P. Warrants is subject to stockholder approval under applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations. The Company has agreed to convene a meeting of stockholders on or before the 90th day following the issuance of the A.G.P. Warrants to approve the issuance of Common Stock upon exercise of the A.G.P. Warrants, if required.

In connection with the Advance, the Company issued a promissory note (the “A.G.P. Bridge Note”) to A.G.P. in the original principal amount of $600,000. The A.G.P. Bridge Note bears interest at a rate of 4.21% per annum and is due and payable on December 31, 2024.

Pursuant to the A.G.P. Bridge Agreement, the Company and A.G.P. also agreed to amend a fee letter agreement entered into between the Company and A.G.P., effective September 22, 2023, suspending the provision that the Company was required to pay A.G.P. 25% of all net proceeds received from certain transactions described therein, for the repayment of an outstanding amount owed to A.G.P., until such time as the A.G.P. Bridge Note is repaid in full.

In addition to providing funding pursuant to the A.G.P. Bridge Loan Agreement, as discussed herein, A.G.P. is currently engaged as the sales agent in connection with the Company’s recently filed prospectus supplement relating to the Company’s at the market offering of up to approximately $3.5 million it is currently undertaking. The initial proceeds received by the Company from its at the market offering will be first used to repay the Bridge Note, which has been substantially repaid.

The summary of the terms of the A.G.P. Bridge Agreement, A.G.P. Bridge Note, and A.G.P. Warrants above is qualified in its entirety by reference to the copies of the A.G.P. Bridge Agreement, the A.G.P. Bridge Note, and the A.G.P. Warrant which are included herewith as Annex A-1, Annex A-2, and Annex A-3, respectively, and are incorporated herein by reference. You should read this summary together with such documents.

Stockholder Approval

As described above, pursuant to the A.G.P. Bridge Agreement, we agreed to hold a meeting of stockholders on or before the 90th day following the following the issuance of the A.G.P. Warrants to obtain stockholder approval. The recommendation of our Board is that such proposal be approved, and we are soliciting proxies from our stockholders in connection therewith. If we do not obtain stockholder approval at this Special Meeting, we are required to call a meeting of stockholders every 90 days thereafter to seek stockholder approval until the date that stockholder approval is obtained. As discussed above, one of the purposes of the Special Meeting is to satisfy the above requirement of the A.G.P. Bridge Agreement.

A vote in favor of this Proposal No. 1 is a vote “FOR” approval of the issuance of the shares upon exercise of the A.G.P. Warrants issued under the terms of the A.G.P. Bridge Agreement. The exercise of the A.G.P. Warrants, in their entirety, in addition to the issuance of shares upon conversion of the November Convertible Note held by A.G.P., as discussed in Proposal 3, could result in the issuance of 20% or more of our Common Stock outstanding as of October 29, 2024, which is the date that we issued the A.G.P. Warrants.

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Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The A.G.P. Warrants were issued pursuant to the terms of the A.G.P. Bridge Agreement (as further described above) but were not and are not exercisable at all prior to stockholder approval. Accordingly, because the shares issuable upon exercise of the A.G.P. Warrants, in addition to the issuance of shares upon conversion of the November Convertible Note held by A.G.P., as discussed in Proposal 3, total more than 19.99% of our outstanding shares of Common Stock on the date the A.G.P. Warrants were issued, and because the A.G.P. Warrants further have anti-dilutive rights, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the A.G.P. Warrants pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of Common Stock upon exercise of the A.G.P. Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the shares issuable upon the exercise of the A.G.P. Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the A.G.P. Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the A.G.P. Warrants could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

If the A.G.P. Warrants are exercised in full for cash, a total of 2,862,596 shares of Common Stock will be issuable to the holder of the A.G.P. Warrants and this dilutive effect may be material to current stockholders of the Company.

Risks Related to the A.G.P. Warrants

Provisions of the A.G.P. Warrants could discourage an acquisition of us by a third party.

Certain provisions of the A.G.P. Warrants could make it more difficult or expensive for a third party to acquire us. Further, the A.G.P. Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our Common Stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable A.G.P. Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the A.G.P. Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our Common Stock.

The A.G.P. Warrants may be accounted for as liabilities and the changes in value of such A.G.P. Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the A.G.P. Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such A.G.P. Warrants, such A.G.P. Warrants should be accounted for as liability instruments. As a result, we would be required to classify the A.G.P. Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the A.G.P. Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our Common Stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of Nasdaq.

Vote Required

Proposal No. 1 requires the approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 TO AUTHORIZE

THE ISSUANCE OF THE 2,862,596 SHARES UPON EXERCISE OF THE A.G.P. WARRANTS ISSUED UNDER THE TERMS OF THE A.G.P. BRIDGE AGREEMENT AND PURSUANT TO NASDAQ LISTING

RULE 5635(d).

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PROPOSAL NO. 2 – APPROVAL OF THE ISSUANCE OF UP TO AN AGGREGATE OF 75,000,000 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE AUGUST 2024 SENIOR SECURED PROMISSORY NOTE IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d).

Nirland Debt Agreements

On August 6, 2024, the Company entered into the August 2024 Senior Secured Promissory Note and a Security Agreement (the “Security Agreement”, and together with the August 2024 Senior Secured Promissory Note, the “Nirland Debt Agreements”) with Nirland, pursuant to which the Company issued and sold to Nirland the August 2024 Senior Secured Promissory Note in the original principal amount of $2,650,000, inclusive of a $500,000 original issuance discount.

On October 31, 2024, the Company and Nirland amended the Nirland Debt Agreements (the “Debt Amendment”), whereby the Nirland Debt Agreements were amended to (i) provide for the conversion of the August 2024 Senior Secured Promissory Note into shares of Common Stock, at Nirland’s discretion, in a multiple of any unpaid amounts, if not otherwise previously paid, pursuant to the conversion rate contained therein, (ii) remove Nirland’s mandatory prepayment right, and (iii) remove Nirland’s right of first refusal to participate in any future equity or debt offerings of the Company.

On November 22, 2024, the Company and Nirland entered into a Second Amendment to the August 2024 Senior Secured Promissory Note (the “Second Amendment”). Pursuant to the Second Amendment, the August 2024 Senior Secured Promissory Note may not be converted (other than partial conversions that may be permitted pursuant to the rules and regulations of The Nasdaq Stock Market (or any successor entity)) prior to receipt of stockholder approval to provide for such conversion of the August 2024 Senior Secured Promissory Note, and subsequent issuance of the Company’s Common Stock, pursuant to the stockholder approval rules under the rules and regulations of The Nasdaq Stock Market. If the Company has not held a special meeting of the stockholders to approve the full conversion of the August 2024 Senior Secured Promissory Note on or before January 9, 2025, then the Company shall be obligated to pay Nirland a penalty of $100,000 per day until the special meeting is held. In addition, the existing conversion rate was amended to be two and one half times the sum of (x) the portion of the principal to be converted, redeemed or otherwise with respect to which this determination is being made and (y) all accrued and unpaid interest (including default interest) with respect to such portion of the principal amount, if any divided by $0.10 (or following any reverse splits that may occur in a ratio greater than 10 to 1, the lower of such reverse split price and the market price per share at the time of the conversion date, but in no event less than $1.00), subject to adjustment as provided therein and to take into account any future share splits or reverse splits.

The summary of the terms of the August 2024 Senior Secured Promissory Note, the Security Agreement, the Debt Amendment, and the Second Amendment above are qualified in its entirety by reference to the copies of the August 2024 Senior Secured Promissory Note, the Security Agreement, the Debt Amendment, and the Second Amendment which are included herewith as Annex B-1, Annex B-2, Annex B-3, and Annex B-4, respectively, and are incorporated herein by reference. You should read this summary together with such documents.

Stockholder Approval

A vote in favor of this Proposal No. 2 is a vote “FOR” approval of the issuance of the shares upon conversion of the August 2024 Senior Secured Promissory Note. The conversion of the August 2024 Senior Secured Promissory Note, in its entirety, could result in the issuance of 20% or more of our Common Stock outstanding as of August 6, 2024, which is the date that we issued the August 2024 Senior Secured Promissory Note.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Because the shares issuable upon conversion of the August 2024 Senior Secured Promissory Note total more than 19.99% of our outstanding shares of Common Stock on the date the August 2024 Senior Secured Promissory Note was issued, we are seeking stockholder approval of this proposal in respect of the issuance of the shares of Common Stock upon the conversion of the August 2024 Senior Secured Promissory Note pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of Common Stock upon conversion of the August 2024 Senior Secured Promissory Note will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the shares issuable upon the conversion of the August 2024 Senior Secured Promissory Note. This also means that our current stockholders will own a smaller interest in us as a result of the conversion of the August 2024 Senior Secured Promissory Note and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the August 2024 Senior Secured Promissory Note could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

Vote Required

Proposal No. 2 requires the approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO AUTHORIZE

THE ISSUANCE OF 75,000,000 SHARES UPON CONVERSION OF THE AUGUST 2024 SENIOR SECURED PROMISSORY NOTE AND PURSUANT TO NASDAQ LISTING RULE 5635(d).

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PROPOSAL NO. 3 – APPROVAL FOR THE ISSUANCE OF UP TO AN AGGREGATE OF 58,000,000 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE NOVEMBER CONVERTIBLE NOTE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d).

Convertible Promissory Note with A.G.P./Alliance Global Partners

On November 25, 2024, the Company issued to A.G.P. the November Convertible Note in the principal amount of $5,737,500 to evidence the Holder’s currently owed deferred commission. Unless earlier converted as specified in the November Convertible Note, the principal amount plus all accrued but unpaid interest is due on November 25, 2025 (the “Maturity Date”). The November Convertible Note accrues interest at 5.5% per annum.

At any time prior to the full payment of the November Convertible Note, provided that the Holder has given at least three business days written notice to the Company, the Holder, in its sole discretion, may elect to have all or any portion of the outstanding principal amount and all interest accrued converted into shares of the Company’s Common Stock at a fixed price of $0.10 (or following any reverse splits that may occur in a ratio greater than 10 to 1, the lower of such reverse split price and the market price per share at the time of the conversion date, but in no event less than $1.00), subject to adjustment as provided therein and to take into account any future share splits or reverse splits. However, the conversion of the November Convertible Note may not occur prior to the Company having sufficiently authorized shares of Common Stock to permit the entire conversion of the November Convertible Note. In addition, the conversion of the November Convertible Note may also not occur prior to receipt of stockholder approval to provide for such conversion of the November Convertible Note, and subsequent issuance of the Company’s Common Stock, pursuant to the stockholder approval rules under the rules and regulations of The Nasdaq Stock Market. Further, following its ability to convert the November Convertible Note, if at all, A.G.P. will not be entitled to receive the Company’s Common Stock upon conversion, if such conversion would result in A.G.P. owning greater than 9.99% of the Company’s then currently outstanding Common Stock. A.G.P. is also entitled to resale registration rights as identified in the November Convertible Note.

The Company may prepay the November Convertible Note in whole or in part. The November Convertible Note contains customary default provisions for a transaction of this nature. In the event of certain Events of Default (as defined in the November Convertible Note), all outstanding principal and accrued interest under the November Convertible Note will become, or may become at A.G.P.’s election, immediately due and payable to A.G.P.

The summary of the terms of the November Convertible Note above is qualified in its entirety by reference to the copy of the November Convertible Note which is included herewith as Annex C and is incorporated herein by reference. You should read this summary together with such documents.

Stockholder Approval

A vote in favor of this Proposal No. 3 is a vote “FOR” approval of the issuance of the shares upon conversion of the November Convertible Note. The conversion of the November Convertible Note, in its entirety, could result in the issuance of 20% or more of our Common Stock outstanding as of November 25, 2024, which is the date that we issued the November Convertible Note.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Because the shares issuable upon conversion of the November Convertible Note total more than 19.99% of our outstanding shares of Common Stock on the date the November Convertible Note was issued, we are seeking stockholder approval of this proposal in respect of the issuance of the shares of Common Stock upon the conversion of the November Convertible Note pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of Common Stock upon conversion of the November Convertible Note will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the shares issuable upon the conversion of the November Convertible Note. This also means that our current stockholders will own a smaller interest in us as a result of the conversion of the November Convertible Note and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the November Convertible Note could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

Vote Required

Proposal No. 3 requires the approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO AUTHORIZE

THE ISSUANCE OF THE SHARES UPON THE CONVERSION OF THE NOVEMBER CONVERTIBLE NOTE AND PURSUANT TO NASDAQ LISTING RULE 5635(d).

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PROPOSAL NO. 4 ADOPTION AND APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

On November 22, 2024, the Board unanimously voted to approve, and to recommend to our stockholders that they approve at the Special Meeting, an amendment to our Certificate of Incorporation to increase our authorized number of shares of Common Stock from 250,000,000 shares to 600,000,000 shares (the “Authorized Shares Increase”) by filing a Certificate of Amendment to our Certificate of Incorporation in the form attached to this proxy statement as Annex D (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.

Background and Purpose of the Authorized Shares Increase

The Board has determined that we do not currently have enough authorized shares of Common Stock to accommodate our forecasted capital raising needs, based on the current outstanding shares of Common Stock and shares of Common Stock reserved for issuance upon exercise of outstanding stock options, warrants and other arrangements. As of December 4, 2024, we had [116,797,274] shares of Common Stock outstanding. In addition, the Board has reserved shares as of December 4, 2024:

●	4,996,719 shares issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $1.184 per share under all equity incentive plans, including the 2023 Stock Incentive Plan;

●	20,603,596 shares issuable upon the exercise of outstanding warrants with a weighted-average exercise price of $9.21 per share; and

●	75,918,750 shares issuable on the potential conversion of outstanding notes

The Board believes it is in our best interest to increase the number of authorized shares of Common Stock to give us greater flexibility in considering and planning for current and future corporate needs, including, but not limited to: raising additional capital, providing for sufficient shares of Common Stock in the event of full conversion of all currently outstanding convertible notes; and other general corporate purposes. The Board believes that additional authorized shares of Common Stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to us without the delay and expense associated with convening an additional special meeting of our stockholders. The Board has determined that we do not currently have enough shares to accommodate these needs.

Except as discussed above and in Proposal Nos. 1, 2, and 3, and as previously disclosed in its public filings, the Board has no other plans to issue any additional shares of Common Stock at this time; however, it desires to have shares available to provide flexibility to issue for business and financial purposes in the future, and believes that 600,000,000 shares of Common Stock is adequate for the foreseeable future.

Impact of the Authorized Shares Increase if Implemented

The adoption of the Authorized Shares Increase would not affect the rights, powers or preferences of the shares of Common Stock currently outstanding, although it could allow, in the future, further dilution of the outstanding shares of Common Stock.

Procedure for Effecting the Authorized Shares Increase

If the stockholders approve Proposal No. 4 and the Board decides to implement the Authorized Shares Increase, the Authorized Shares Increase will become effective either upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware or at such other date and time as is specified therein. Although the Board intends to file the Certificate of Amendment as soon as practicable after the Special Meeting if Proposal No. 4 is approved, the Board may determine in its discretion not to effect the Authorized Shares Increase at any time prior to the effectiveness of the Certificate of Amendment.

Vote Required

Proposal No. 4 requires the approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE AUTHORIZED SHARE INCREASE.

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OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice of Internet Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

Dr. David Tapolczay
Chief Executive Officer and Director
Naples, Florida
__________, 2024

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ANNEX A-1

A.G.P. BRIDGE LOAN AGREEMENT

Dated as of October 29, 2024

Conduit Pharmaceuticals Inc., a Delaware corporation (the “Borrower”), and A.G.P./Alliance Global Partners (the “Lender”) agree as follows:

Article I

AMOUNTS AND TERMS OF THE ADVANCES

Section 1.01. The Advances.

The Lender agrees, on the terms and conditions hereinafter set forth, to make an advance (the “Advance”) to the Borrower, into the account of the Borrower at the Lender, on the date hereof in an amount not to exceed $600,000.00 (the “Commitment”).

Section 1.02. Making the Advance.

(a) The Advance shall be made on the date hereof, subject to the conditions below, upon receipt by the Lender of written notice (the “Advance Notice”), given by the Borrower to the Lender on the date hereof. Not later than 11:00 A.M. (New York City time) on the date hereof and upon fulfillment of the applicable conditions set forth in Article II, the Lender will make such Advance available to the Borrower in same day funds in the account of the Borrower at the Lender.

(b) The Advance Notice shall be irrevocable and binding on the Borrower. The Borrower shall indemnify the Lender against any loss or reasonable and documented out of pocket cost or expense incurred by the Lender as a result of any failure to fulfill on or before the date specified in the Advance Notice for the Advance, the applicable conditions set forth in Article II, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund the Advance when the Advance, as a result of such failure, is not made on such date.

Section 1.03. Warrant. As partial consideration for the Advance, the Company agrees to issue the Lender a warrant to purchase shares of the Borrower’s common stock in an amount equal to 50% of the sum of the Commitment divided by the closing price of the Borrower’s common stock as of the date of this Bridge Loan Agreement, in the form annexed hereto as Exhibit B (the “Warrant”).

Section 1.04. Repayment.

The Borrower shall repay the aggregate unpaid principal amount of the Advance in accordance with a promissory note of the Borrower, in substantially the form of Exhibit A hereto (the “Note”), evidencing the indebtedness resulting from the Advance and delivered to the Lender pursuant to Article II.

Section 1.05. Interest.

The Borrower shall pay interest on the unpaid principal amount of the Advance from the date of such Advance until such principal amount shall be paid in full, at a rate equal at all times to 4.21% per annum.

Section 1.06. Prepayments.

The Borrower shall have the right prior to the Maturity Date to prepay, plus any accrued but unpaid interest thereon, any principal amount of the Advance.

Section 1.07. Certain Definitions.

(a) “Business Day” means a day of the year on which banks are not required or authorized to close in New York City.

(b) “Maturity Date” means December 31, 2024.

Section 1.08. Payments and Computations.

(a) The Borrower shall repay all of the outstanding balance of the Advance hereunder and under the Note, as well as any accrued and unpaid interest and fees not later than 11:00 A.M. (New York City time) on the Maturity Date in U.S. dollars to the Lender at its address referred to in Section 6.03 in same day funds.

(b) The Borrower hereby authorizes the Lender, if and to the extent payment is not made when due hereunder or under the Note, to charge from time to time against any or all of the Borrower’s accounts with the Lender any amount so due.

(c) All computations of interest shall be made by the Lender on the basis of a year of 360 days.

Article II

CONDITIONS OF LENDING

Section 2.01. Condition Precedent to Initial Advance.

The obligation of the Lender to make the Advance is subject to the condition precedent that the Lender shall have received on or before the day of such Advance the following, each dated such day, in form and substance reasonably satisfactory to the Lender:

(a) The Note.

(b) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement and the Note, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Note.

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(c) A certificate of the Chief Executive Officer of the Borrower certifying (1) that each of the representations and warranties contained in Section 3.01 hereof are true in all material respects (without duplication of materiality) and shall be true in all material respects (without duplication of materiality) on the date of the Advance (or such earlier date, if so specified); (2) that no event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, which constitutes an Event of Default (as defined in Section 5.01 hereof) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and (3) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Note and the other documents to be delivered hereunder.

(d) An opinion of Thompson Hine LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Lender with respect to such customary matters as the Lender may reasonably request.

(e) The Advance Notice.

(f) Receipt of such other approvals or documents as the Lender may reasonably request.

(e) A duly executed Warrant.

Article III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Borrower.

The Borrower represents and warrants as follows:

(a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

(b) The execution, delivery and performance by the Borrower of this Agreement and the Note are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower’s certificate of incorporation or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower, except, in the case of this clause (ii), to the extent it could not reasonably be expected to have a material adverse change on the Borrower.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or the Note, except for those that have otherwise been obtained or made on or prior to the date hereof and which remain in full force and effect on the date that the Borrower receives the initial Advance.

(d) This Agreement is, and the Note when delivered hereunder will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

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(e) The consolidated financial statements of the Borrower included or incorporated by reference in the Company’s Registration Statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2024 and the Prospectus included therein (the “Prospectus”), together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Borrower and its subsidiaries as of the dates indicated and the consolidated statement of operations, consolidated statement of cash flows and consolidated statement of stockholders’ equity (deficit) of the Borrower for the periods specified, except that such unaudited financial statements are subject to normal year-end adjustments and lack footnotes required by GAAP, and have been prepared in compliance in all material respects with the requirements of the Securities Act of 1933, as amended, and Exchange Act of 1934, as amended, as applicable, and in conformity with generally accepted accounting principles (“GAAP”) in the United States as in effect as of the time of filing applied on a consistent basis (except for such adjustments to accounting standards and practices as are noted therein) during the periods involved.

(f) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any of its subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower or any subsidiary or which purports to affect the legality, validity or enforceability of this Agreement or the Note.

(g) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

Article IV

COVENANTS OF THE BORROWER

Section 4.01. Affirmative Covenants.

So long as the Note shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will, unless the Lender shall otherwise consent in writing:

(a) Use of Proceeds. Only use the proceeds from the Advance for working capital and general corporate purposes.

(b) Compliance with Laws, Etc. Comply, and cause each of its subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

(c) Reporting Requirements. Furnish to the Lender such information respecting the condition or operations, financial or otherwise, of the Borrower or any of its subsidiaries as the Lender may from time to time reasonably request.

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(d) Stockholder Approval. The Borrower shall hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following the issuance date of the Warrant for the purpose of obtaining the approval of the Borrower’s stockholders as may be required under Nasdaq rules to permit the exercise of the Warrant (the “Stockholder Approval”), with the recommendation of the Borrower’s Board of Directors that such proposals are approved, and the Borrower shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposals. If the Borrower does not obtain Stockholder Approval at the first meeting, the Borrower shall call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the Stockholder Approval is obtained.

(e) Sales Agreement Use of Proceeds. The Borrower covenants and agrees that any and all proceeds generated from the sale if its securities pursuant to the terms of the Sales Agreement with the Lender dated October 23, 2024 (the “Sales Agreement”), shall be used to repay the Commitment, plus all accrued and unpaid interest, until such amounts are repaid in full.

(f) Waiver of Side Letter Condition. Reference is made to that certain side letter executed by and between the Lender and the Borrower, dated September 22, 2023 (the “Side Letter”). Pursuant to the terms of the Side Letter, the Lender and Borrower agreed that 25% of the net proceeds of any Capital Raise (as defined in the Side Letter) would be paid to the Lender until the full Deferred Amount (as defined in the Side Letter) has been paid (the “Capital Repayment Condition”). The Lender and Borrower hereby covenant and agree to waive the Capital Repayment Condition until such time as the Commitment, plus all accrued and unpaid interest, are repaid to the Lender in full. After such repayment, the Capital Repayment Condition shall continue to remain in effect until the Deferred Amount (as defined in the Side Letter) is repaid in full, however the Capital Repayment Condition shall not be paid from proceeds raised from the Sales Agreement.

Section 4.02. Negative Covenants.

So long as the Note shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Lender:

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(a) Liens, Etc. Create or suffer to exist, or permit any of its subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Debt, except for Permitted Liens. “Permitted Liens” means (i) liens for taxes not yet due and payable, for less than $100,000 in the aggregate, or which are being contested in good faith by appropriate proceedings diligently pursued, provided that provision for the payment of all such taxes has been made on the books of such person as may be required by GAAP, consistently applied; (ii) mechanics’, materialmen’s, banker’s, carriers’, warehousemen’s and similar liens and encumbrances arising in the ordinary course of business and securing obligations of such person that are not overdue for a period of more than 60 days, for less than $100,000 in the aggregate, or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (1) any proceedings commenced for the enforcement of such liens and encumbrances shall have been duly suspended; and (2) such provision for the payment of such liens and encumbrances has been made on the books of such person as may be required by GAAP, consistently applied; (iii) liens arising in connection with worker’s compensation, unemployment insurance, old age pensions and social security benefits and similar statutory obligations which are not overdue, for less than $100,000 in the aggregate, or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (1) any proceedings commenced for the enforcement of such liens shall have been duly suspended; and (2) such provision for the payment of such liens has been made on the books of such person as may be required by GAAP, consistently applied; (iv) liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States government or any agency thereof entered into in the ordinary course of business; (v) liens incurred or deposits made in the ordinary course of business to secure the performance of statutory obligations, bids, leases, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided that full provision for the payment of all such obligations set forth in clauses (iv) and (v) has been made on the books of such person as may be required by GAAP, consistently applied; (vi) (1) liens arising in connection with capital leases (and attaching only to the property being leased and the proceeds thereof), (2) liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such lien attaches to such property within ninety (90) days of the acquisition thereof and attaches solely to the property so acquired and the proceeds thereof, and (3) any lien existing on any property or asset prior to the acquisition thereof by the Borrower or any subsidiary of the Borrower or existing on any property or asset of any person that becomes a subsidiary of the Borrower after the date of this Agreement prior to the time such person becomes a subsidiary of the Borrower, provided that such lien is not created in contemplation of or in connection with such acquisition or such person becoming a subsidiary of the Borrower, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except by the amount of any interest, premiums or penalties required to be paid plus fees and expenses associated therewith; (vii) attachments, appeal bonds, judgments and other similar liens arising in connection with court or legal proceedings, which do not result in an Event of Default, provided the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings; (viii) survey exceptions, easements, zoning and other statutory restrictions, rights of way, restrictions, land use or similar laws and regulations affecting real property, minor defects or irregularities in title and other similar liens not interfering in any material respect with the ordinary conduct of the business of the Borrower; (ix) deposits to secure the performance of bids, trade contracts, leases and other obligations of a like nature, in each case, in the ordinary course of business; (x) customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code or common law of banks or other financial institutions where the Borrower or any of its subsidiaries maintains deposits in the ordinary course of business; (xi) any interest or title of a lessor, sublessor, licensor or sublicensor under any lease or license permitted hereunder and any leases, subleases, licenses or sublicenses granted by the Borrower or any of its subsidiaries to third parties in the ordinary course of business and not interfering in any material respect with the business of the Borrower or such subsidiary; (xii) purported liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business; (xiii) other liens; provided that aggregate amount of all obligations of the Borrower and its subsidiaries secured by such liens does not exceed $100,000 at any time outstanding and so long as such liens do not attach to accounts receivable or inventory of the Borrower; and (xiv) liens incurred in connection with the restructuring or refinancing of any Debt as described in the Registration Statement and the Prospectus.

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(b) Debt. Create or suffer to exist, or permit any of its subsidiaries to create or suffer to exist, any Debt other than as described in the Registration Statement and the Prospectus, including any filings with the SEC made by Borrower that are incorporated by reference therein, prior to the date hereof and other Permitted Debt; provided that the Borrower shall be permitted to restructure or refinance any Debt described in the Registration Statement and the Prospectus (provided that such restructured or refinanced Debt (A) is not for a greater principal amount than the existing Debt, (B) does not purport to restrict the repayment of indebtedness under this Agreement and the Note, and (C) no Event of Default shall have occurred and be continuing hereunder). “Debt” means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) through (iv) above, and (vi) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA. “Permitted Debt” means (i) indebtedness arising hereunder; (ii) current unsecured trade payables and accrued liabilities arising in the ordinary course of the Borrower’s business (including, without limitation, obligations under operating leases); (iii) purchase money indebtedness and capital leases incurred in connection with the acquisition of fixed assets in an aggregate amount not exceeding $50,000 at any one time outstanding; (iv) indebtedness of a subsidiary acquired after the date of this Agreement or an entity merged into or consolidated with the Borrower or any subsidiary of the Borrower after the date of this Agreement and indebtedness assumed in connection with the acquisition of assets, which indebtedness, in each case, exists at the time of such acquisition, merger or consolidation and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement; (v) indebtedness in respect of netting services, overdraft protection and otherwise in connection with deposit accounts or similar accounts incurred in the ordinary course of business, provided such debt is extinguished within five (5) days of its incurrence; (vi) indebtedness incurred in the ordinary course of business in connection with the financing of insurance premiums of the Borrower or any of its subsidiaries; (vii) indebtedness arising from agreements of the Borrower providing for indemnification, adjustment of purchase price or acquisition price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with the acquisition contemplated on the date hereof; and (viii) other indebtedness of Borrower in an aggregate amount not in excess of $50,000 in the aggregate at any time outstanding.

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(c) Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Borrower, or purchase, redeem or otherwise acquire for value (or permit any of its subsidiaries to do so) any shares of any class of capital stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except that the Borrower may (i) declare and make any dividend payment or other distribution payable in common stock of the Borrower, and (ii) purchase, redeem or otherwise acquire shares of its common stock or warrants, rights or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock, provided, that, immediately after giving effect to such proposed action, no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default would exist.

(d) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or permit any of its subsidiaries to do so, except for Permitted Dispositions. “Permitted Dispositions” means (i) sales of inventory in the ordinary course of its business, (ii) disposition of (1) surplus, obsolete, worn out, replaced, no longer used or useful, unmerchantable, or unsalable equipment in the ordinary course of business and (2) assets of Borrower to the extent the market value of the property so disposed of does not exceed $100,000 during any single fiscal year, (iii) abandonment, lapse or other dispositions of intellectual property that is, in the reasonable good faith judgment of the Borrower or its subsidiary, either no longer economically practicable or commercially desirable to maintain or no longer necessary for the conduct of the business of the Borrower or any of its subsidiaries, (iv) dispositions of cash or cash equivalents, in each case, in a manner not prohibited by the other terms of this Agreement, (v) sales, transfers and other dispositions of accounts receivable (or notes accepted to evidence same) in connection with the compromise, settlement or collection thereof in the ordinary course of business, (vi) the lease, assignment, license or sub-license or sub-lease of any real or personal property in the ordinary course of business to the extent the same does not materially interfere with the business of the Borrower, (vii) the license or sublicense of intellectual property, (viii) the granting of Permitted Liens, (ix) any involuntary loss, damage or destruction of property; and (x) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property.

Article V

EVENTS OF DEFAULT

Section 5.01. Events of Default.

If any of the following events (“Events of Default”) shall occur and be continuing:

(a) The Borrower shall fail to pay any principal of, or interest on, the Note when the same becomes due and payable; or

(b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

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(c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement if such failure shall remain unremedied for five (5) Business Days after written notice thereof shall have been given to the Borrower by the Lender; or

(d) The Borrower or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (d); then, and in any such event, the Lender (i) may, by notice to the Borrower, declare its obligation to make the Advance to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to the Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its subsidiaries under the Federal Bankruptcy Code, (a) the obligation of the Lender to make Advances shall automatically be terminated and (b) the Advances, the Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

Article VI

MISCELLANEOUS

Section 6.01. Termination of Certain Payment Obligations.

The Fee Letter Agreement, effective September 22, 2023, between the Borrower and the Lender (the “Letter Agreement”) provides that the Borrower must pay to the Lender 25% of all net proceeds received in any Capital Raise, as defined in the Letter Agreement (the “Payment Obligation”). The Payment Obligation is terminated immediately.

Section 6.02. Amendments, Etc.

No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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Section 6.03. Notices, Etc.

All notices and other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and shall be delivered: if to the Borrower, at its address at 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123, Attention: David Tapolczay; and if to the Lender, at its address at 590 Madison Avenue, 28th Floor, New York, NY 10022, Attention: Thomas J Higgins, Managing Director (thiggins@allianceg.com); or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. Each such notice or other communication shall be deemed given (i) when delivered personally, by email or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid).

Section 6.04. No Waiver; Remedies.

No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.05. Costs, Expenses and Taxes.

The Borrower agrees to pay promptly after demand all reasonable and documented costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Note and the other documents to be delivered hereunder, including, without limitation, plus disbursements for searches, recordings and similar expenses for counsel for the Lender with respect to the negotiation and delivery of this Agreement and the Note, in all cases in an amount not to exceed $25,000. The Borrower further agrees to pay promptly after demand all reasonable and documented costs and expenses, if any (including reasonable outside counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Note and the other documents to be delivered hereunder, including, without limitation, reasonable outside counsel fees and expenses in connection with the enforcement of rights under this Section 6.05. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note and the other documents to be delivered hereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

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Section 6.06. Right of Set-off.

Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but excluding balances held or assets in respect of payroll accounts, employee benefit accounts, trust accounts, withholding accounts and other similar fiduciary accounts to the extent such funds are necessary to pay payroll, employee benefits and other similar payments accrued and/or payable in the ordinary course of business) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note, whether or not the Lender shall have made any demand under this Agreement or the Note and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

Section 6.07. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. This Agreement and the Note may not be assigned or transferred by the Lender to any person other than (a) an affiliate of the Lender or (b) so long as no Event of Default is then continuing, any other person (other than a natural person) in the business of making loans and other extensions of credit with the prior written consent of the Borrower. The Lender may pledge this Agreement and the Note and grant security interests herein and therein to any financing source of the Lender.

Section 6.08. Governing Law.

This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONDUIT PHARMACEUTICALS INC.

By:	/s/ James Bligh
Name:	James Bligh
Title:	Interim Chief Financial Officer

A.G.P./ALLIANCE GLOBAL PARTNERS

By:	/s/ Thomas J. Higgins
Name:	Thomas J. Higgins
Title:	Managing Director

ANNEX A-2

A.G.P. BRIDGE NOTE

$600,000	Dated: October 29, 2024

FOR VALUE RECEIVED, the undersigned, CONDUIT PHARMACEUTICALS INC., a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY to A.G.P./Alliance Global Partners (the “Lender”) the principal amount of SIX HUNDRED THOUSAND DOLLARS ($600,000) or, if less, the aggregate principal amount of the Advance made by the Lender to the Borrower pursuant to the Loan Agreement (as hereinafter defined) outstanding on the Maturity Date (as defined in the Loan Agreement).

The Borrower promises to pay interest on the principal amount of the Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement referred to below.

Principal, interest fees and expenses hereunder and under the Loan Agreement are payable in lawful money of the United States of America to the Lender at 590 Madison Avenue, 28th Floor, New York, NY 10022, in same day funds.

This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Bridge Loan Agreement dated as of October 29, 2024 (as may be amended or restated from time to time, the “Loan Agreement”), between the Borrower and the Lender. The Loan Agreement, among other things, (i) provides for the making of an advance (the “Advance”) by the Lender to the Borrower in an aggregate principal amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

CONDUIT PHARMACEUTICALS INC.

By:	/s/ James Bligh
Name:	James Bligh
Title:	Interim Chief Financial Officer

ANNEX A-3

A.G.P. WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

CONDUIT PHARMACEUTICALS INC.

Warrant Shares: _______	Original Issuance Date:
	Initial Exercise Date:	Stockholder Approval Date

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Stockholder Approval Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the date that is the five (5) year anniversary of the Initial Exercise Date, provided that, if such date is not a Trading Day, the date that is the immediately following Trading Day (the “Termination Date”) but not thereafter, to subscribe for and purchase from Conduit Pharmaceuticals Inc., a Delaware corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Common Stock Purchase Warrant is issued pursuant to the Note Agreement (as defined below).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Exempt Issuance” means the issuance of (a) shares of Common Stock, restricted stock units, options or other equity awards to employees, consultants, contractors, advisors, officers, or directors of the Company pursuant to any stock or option plan in existence as of the date hereof, provided that such issuances to consultants, contractors or advisors are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights, (b) shares of Common Stock upon the exercise or exchange of or conversion of any Securities issued hereunder or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144), and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) shares of Common Stock issued to consultants or vendors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights, and (e) shares of Common Stock issued to existing holders of the Company’s securities in compliance with the terms of agreements entered into with, or instruments issued to, such holders, provided that such agreements regarding such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and provided further that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights.

“Note Agreement” means that certain Bridge Loan Agreement between the Holder hereof and the Company, dated as of October [*], 2024, pursuant to which the Holder agreed to issue a note in the principal aggregate amount of $600,000 to the Company.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) from the stockholders of the Company with respect to the issuance of all of the Warrants and the Warrant Shares upon the exercise thereof.

“Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective under Delaware law.

“Subsidiary” means any subsidiary of the Company required to be listed pursuant to Item 601(b)(21) of Regulation S-K.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

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“Transfer Agent” means Vstock Transfer, LLC, with an address of 18 Lafayette Place, Woodmere, NY 11598, and any successor transfer agent of the Company.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for shares of Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). If the Holder exercises any portion of this Warrant by cashless exercise pursuant to Section 2(c), then the Notice of Exercise shall include the VWAP and Bid Price (each as defined below) used by the Holder in calculating the Warrant Shares to be issued pursuant to Section 2(c) so that the Company may independently confirm the Holder’s calculations. Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable following the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company may object to any Notice of Exercise that the Company reasonably determines does not comply with the requirements set forth herein, provided that the Company must deliver any such objections within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $[*]1, subject to adjustment hereunder (the “Exercise Price”).

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(c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering the resale of the Warrant Shares, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (“Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Market operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

1 Equal to the Nasdaq “minimum price” as of the date of the execution of the Note Agreement.

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(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate or a book-entry certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third (3rd) Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding shares of Common Stock that was provided by the Company. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant, or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price”; and such issuances, collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices, or otherwise, or due to warrants, options, or rights per share that are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the then-Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then, simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance, the Exercise Price shall be reduced and only reduced to equal the Base Share Price (subject to adjustment for reverse and forward stock splits, recapitalizations, and similar transactions). Notwithstanding the foregoing, no adjustments shall be made, paid, or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, and other pricing terms (such notice, the “Dilutive Issuance Notice”). If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

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(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock and greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock and greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall not have the option to require the Company to purchase this Warrant. “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Trading Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

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(f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of the Note Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of the Note Agreement.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

(f) Voluntary Adjustment By Company. On or after the Stockholder Approval Date, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company, with the consent of the Holder.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

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(d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Note Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that the right to exercise this Warrant terminates on the Termination Date. Without limiting any other provision of this Warrant or the Note Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Note Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder of this Warrant, on the other hand.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CONDUIT PHARMACEUTICALS INC.

By:
Name:	James Bligh
Title:	Interim Chief Financial Officer

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EXHIBIT A

NOTICE OF EXERCISE

TO: CONDUIT PHARMACEUTICALS INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c). If this box is checked, provide the following information used by the Holder to calculate the Warrant Shares to be issued:

VWAP:

Bid Price:

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: ,

Holder’s Signature:

Holder’s Address:

ANNEX B-1

AUGUST 2024 SENIOR SECURED PROMISSORY NOTE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE PROVISIONS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Up to $2,650,000	August __, 2024

SENIOR SECURED PROMISSORY NOTE

For value received, Conduit Pharmaceuticals Inc., a Delaware corporation (the “Company”), and each subsidiary of the Company listed on the signature page hereto (together with the Company, the “Makers” and each a “Maker”), jointly and severally, promise to pay to Nirland Limited, a company organized under the laws of Guernsey (the “Holder”), the principal sum of up to Two Million Six Hundred Fifty Thousand Dollars ($2,650,000) (the “Maximum Principal Amount”), inclusive of the OID (defined in Section 2 below), as may be outstanding from time to time pursuant to the terms of this Senior Secured Promissory Note (this “Note”), together with all accrued and unpaid interest thereon as set forth below, on August __, 2025 (the “Maturity Date”).

1. Interest; Payments; Voluntary Prepayment. Interest on the unpaid principal balance of this Note shall accrue at the rate of twelve percent (12%) per annum, computed based on a calendar year and actual days elapsed, and shall be payable, at the option of the Holder, (a) monthly in arrears or (b) in a single installment at maturity. The entire unpaid principal amount then outstanding and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. Payment of principal and interest hereunder shall be made by wire transfer in United States Dollars to an account designated in writing by the Holder for that purpose. The Company may prepay all or any portion of this Note without penalty or fee at any time upon ten (10) business days’ prior written notice to the Holder. All payments of principal and interest shall be in lawful money of the United States of America. All payments shall be applied first to accrued and unpaid interest, and thereafter to principal.

2. Purchase Schedule; Original Issue Discount. The Holder shall purchase this Note from the Company as follows:

2.1. Original Issue Discount. This Note includes an original issue discount of $500,000 (the “OID”).

2.2. Initial Purchase. On the date hereof (the “Closing Date”), the Holder shall pay the Company in immediately available United States Dollars a payment of $1,675,000 (the “Initial Purchase”) by wire transfer to an account designated in writing by the Company; provided that such Initial Purchase may be reduced by the unpaid portion, if any, of the legal and due diligence fee owed by the Company to the Holder in an amount not to exceed $25,000.

2.3. Final Payment. Within two (2) business days of the date when the Resale Registration Statement (defined in Section 8 below) becomes effective, the Holder shall pay the Company in immediately available United States Dollars a payment of $475,000 by wire transfer to an account designated in writing by the Company.

3. Security Interest; Seniority; Guaranty. The Makers have executed a Security Agreement (the “Security Agreement”) in favor of the Holder on even date herewith. The obligations of the Makers to the Holder under this Note are senior to all other obligations of the Makers and are secured by a perfected first-priority security interest in the Collateral (as defined in the Security Agreement) in favor of the Maker pursuant to the terms set forth in the Security Agreement.

4. Use of Proceeds. The proceeds received by the Company pursuant to the issuance of this Note shall be used for working capital and other general corporate purposes.

5. Representations and Warranties. Each Maker hereby represents and warrants to the Holder on the date hereof as follows:

5.1. Existence. Each Maker is a duly formed, validly existing and in good standing under the laws of its jurisdiction of organization.

5.2. Power and Authority. Each Maker has the requisite power and authority, and the legal right, to execute and deliver this Note and the Security Agreement and to perform its obligations hereunder and thereunder.

5.3. Authorization; Execution and Delivery. The execution and delivery of this Note and the Security Agreement by each Maker and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action in accordance with all applicable laws. Each Maker has duly executed and delivered this Note and the Security Agreement.

5.4. Enforceability. This Note and the Security Agreement are valid, legal, and binding obligations of each Maker, enforceable against each Maker in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.5. No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any governmental authority or any other person is required in order for each Maker to execute, deliver, or perform any of its obligations under this Note or the Security Agreement.

5.6. No Violations. The execution and delivery of this Note and the Security Agreement and the consummation by each Maker of the transactions contemplated hereby and thereby do not and will not (a) violate any law applicable to such Maker or by which any of its properties or assets may be bound; or (b) constitute a default under any material agreement or contract by which such Maker may be bound.

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6. Mandatory Prepayments. In the event a Maker completes any public or private equity or debt financing, including without limitation, any variable rate transactions, at-the-market offerings, equity lines of credit, preferred equity, convertible debt and other loans or any type of securities offerings (each an “Offering”), then the Company shall be required to mandatorily prepay, any amounts that may be then outstanding under this Note, within two (2) business days following the closing of such Offering, in an amount of no less than 75% of the net proceeds received from such Offering (excluding any proceeds funded by the Holder or any affiliate of the Holder pursuant to the exercise of its participation right under Section 7 or otherwise).

7. Right of First Refusal. The Company hereby grants the Holder a right of first refusal for so long as this Note is outstanding to participate and provide the proceeds to be received by the Company from any proposed Offering, excluding any proposed Offering that is marketed as a “public offering” pursuant to the rules and regulations of The Nasdaq Stock Market LLC. The Company shall submit a fully executed term sheet setting forth the terms, conditions and pricing of any such proposed Offering. The Holder shall have the right, but not the obligation, to participate in such proposed Offering in an amount up to 100% of such proposed Offering on the same terms, conditions and pricing set forth in term sheet. The Holder shall have seven (7) business days following receipt of such term sheet to exercise its right of first refusal by committing to such participation in a writing setting forth the amount and terms of its participation, which terms must be at least as favorable as those set forth in the term sheet. If the Holder does not deliver an executed commitment to the Company in accordance with the preceding sentence within seven (7) business days of receiving the term sheet for the proposed Offering, the Holder shall be deemed to have declined its right to participate in the proposed Offering.

8. Closing Fee; Resale Registration. In connection with the issuance of this Note, the Company shall pay the Holder a one-time nonrefundable closing fee through the issuance of 12,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Company shall use its commercially reasonable efforts to register for resale the Shares as follows:

8.1. Defined Terms. For purposes of this Section 8, the following capitalized terms are defined as follows:

(a) the term “Resale Registration Statement” shall mean a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such other form as is then available to the Company) to register for resale the Registrable Shares required to be filed by Section 8.1(b) below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements;

(b) the term “Registrable Shares” means the Shares; provided, however, that the Shares shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Resale Registration Statement registering such security under the Securities Act of 1933 (the “Securities Act”) has been declared or becomes effective and such security has been sold or otherwise transferred by the Holder pursuant to and in a manner contemplated by such effective Resale Registration Statement; (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company; (iii) the first date such security is eligible to be sold pursuant to Rule 144 without any limitation as to volume of sales, holding period and without Holder complying with any method of sale requirements or notice requirements under Rule 144; or (iv) such security shall cease to be outstanding following its issuance; and

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(c) the term “Effectiveness Deadline” means the 60th day following the Closing Date (or, in the event the United States Securities and Exchange Commission (the “SEC”) reviews or has written or verbal comments to the Resale Registration Statement, the 90th day following the Closing Date); provided, however, that in the event the Company is notified by the SEC that the Resale Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline shall be no later than the fifth (5th) business day following the date of such notification.

8.2. Registration Procedures. Provided that the Company is qualified for the use of a Resale Registration Statement, the Company shall file promptly (and, in any event, within 30 days of the Closing Date (the “Filing Deadline”)) a Resale Registration Statement providing for the registration of, and the sale on a continuous or delayed basis of, all Registrable Shares then held by the Holder pursuant to Rule 415 under the Securities Act. Upon filing the Resale Registration Statement, the Company shall use its best efforts to cause such Resale Registration Statement to be declared effective by the Effectiveness Deadline, keep such Resale Registration Statement effective with the SEC at all times, re-file such Resale Registration Statement upon its expiration, and cooperate in any amendment or supplementation of the prospectus related to the Resale Registration Statement as may be reasonably requested by the Company or as otherwise required, until such time as all Registrable Shares that could be sold under the Resale Registration Statement have been sold or are no longer outstanding.

8.3. Rule 415; Cutback. If the SEC prevents the Company from including any or all of the Registrable Shares in a Resale Registration Statement due to limitations on the use of Rule 415 under the Securities Act or requires the Holder to be named as an “underwriter,” the Company shall use its commercially reasonable efforts to persuade, consistent with applicable law, the SEC that the offering contemplated by the Resale Registration Statement is a valid secondary offering and not an offering “by or on behalf of the registrant” as described in Rule 415 and that the Holder is not an “underwriter.” In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 8.3, the SEC refuses to alter its position, the Company shall (i) remove from the Resale Registration Statement only such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares, in each of (i) and (ii), as the SEC requires to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name the Holder as an “underwriter” in such Resale Registration Statement without the prior written consent of the Holder. The Holder acknowledges that it shall not have suffered any losses as to any Cut Back Shares until the date that is five (5) trading days following the date that the Company is eligible to bring effective the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 8 shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Resale Registration Statement including such Cut Back Shares shall be ten (10) trading days after such Restriction Termination Date, and the Company shall use its commercially reasonable efforts to cause such Resale Registration Statement to become effective as promptly as practicable, but in any event, by the Effectiveness Deadline (provided, however, that for purposes of a Resale Registration Statement registering such Cut Back Shares, references to the “Closing Date” contained in the definition of “Effectiveness Deadline” shall instead be to the “Restriction Termination Date”). Any failure by the Company to file a Resale Registration Statement by the Filing Deadline or to cause such Resale Registration Statement to become effective by the Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or cause to become effective the Resale Registration Statements as set forth in this Section 8.

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8.4. Prospectus Suspension. The Holder acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The Holder hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Holder notice of the suspension of the use of said prospectus and ending at the time the Company gives the Holder notice that the Holder may thereafter effect sales pursuant to said prospectus; provided, (i) that such suspension periods shall in no event exceed (A) on more than two occasions, a period of more than thirty (30) consecutive trading days or (B) more than an aggregate total of sixty (60) trading days, in each case in any 12 (twelve) month period, and (ii) the Company’s board of directors has reasonably determined that, in order for such Resale Registration Statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly or annual report under the Exchange Act.

9. Other Covenants. For so long as the amount outstanding under this Note exceeds 25% of the Maximum Principal Amount, the Makers covenant as follows:

9.1. Without the prior written consent of the Holder, the Company shall not enter into any Variable Rate Transaction unless this Note is paid in full in connection with such Variable Rate Transaction. For purposes of this Section 9.1, “Variable Rate Transaction” means a transaction in which a Maker issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Company’s shares of Common Stock at any time after the initial issuance of such equity or debt securities.

9.2. The Company will not issue any shares of capital stock to their officers, directors, employees or any other related parties except (a) as part of a bona fide equity financing to which the Holder has consented or (b) pursuant to an equity incentive plan or similar plan approved by the Company’s board of directors.

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10. Events of Default. The term “Event of Default,” whenever used herein, shall mean any of the following:

10.1. The Makers fail to make any payment to the Holder when due and payable hereunder and such nonpayment continues for five (5) business days;

10.2. Any Maker is in violation of any covenant, representation or warranty contained herein (other than the covenant to pay when due any amounts due hereunder) or under the Security Agreement, and such violation continues for thirty (30) days after notice from the Holder of such violation;

10.3. Any Maker enters into an assignment for the benefit of creditors generally, applies for the appointment of a trustee or receiver for all or part of its assets or properties or commences any proceedings under any bankruptcy, reorganization, arrangement, insolvency, dissolution or other liquidation law of any jurisdiction (or the Company’s board of directors approves any of the foregoing actions); or any such application is filed, or any such proceedings are commenced, against any Maker, and such Maker indicates its approval, consent or acquiescence thereto; or an order is entered appointing such trustee or receiver, or adjudicating such Maker bankrupt or insolvent, or approving the petition in any such proceedings, and such order remains in effect for sixty (60) days.

11. Remedies.

11.1. If an Event of Default described in Section 10.1 or 10.2 above occurs, the Holder may declare the entire unpaid principal amount then outstanding and all accrued and unpaid interest thereon to be immediately due and payable, and such principal and interest shall thereupon immediately become due and payable without presentment, notice, protest or demand of any kind (all of which are expressly waived by the Makers), and the Holder may take any and all actions available to it, at law or in equity, to collect and otherwise enforce this Note.

11.2. If an Event of Default described in Section 10.3 above occurs, the entire unpaid principal amount then outstanding and all accrued and unpaid interest thereon shall immediately become due and payable with no action on the part of the Holder or any other party, and such principal and interest shall thereupon immediately become due and payable without presentment, notice, protest or demand of any kind (all of which are expressly waived by the Makers), and the Holder may take any and all actions available to it, at law or in equity, to collect and otherwise enforce this Note.

11.3. Following an Event of Default and during the continuance thereof, the interest rate shall be increased to eighteen percent (18%) or to the maximum extent permitted by applicable law.

12. Severability. If any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, in whole or in part, or if any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note, and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

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13. Waiver of Notice. Each Maker hereby waives presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under the law to such Maker, in connection with the delivery, acceptance, performance, default or enforcement of this Note.

14. Amendments and Waivers. This Note may not be amended or superseded except through a written document signed by the Holder and each Maker. The observance of any term of this Note may be waived only upon the written consent of the party entitled to the benefit of the provision proposed to be waived. Each Maker agrees that any failure to act or failure to exercise any right or remedy on the part of the Holder shall not in any way affect or impair the obligations of the Makers or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder’s rights under this Note.

15. Headings. The headings of the various sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions hereof.

16. Governing Law; WAIVER OF JURY TRIAL. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of choice of law or conflict of law. EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE.

17. Notices. All notices, requests, demands, and other communications to be delivered hereunder shall be in writing and shall be delivered by hand or mailed, by recognized overnight mail services or registered or certified mail, postage prepaid, to the address specified for such party on the signature page hereto.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Note as of the date first above written.

CONDUIT PHARMACEUTICALS INC.
as the Company

By:
Name:
Title:

CONDUIT UK MANAGEMENT LTD.
as a subsidiary of the Company

By:
Name:
Title:

AGREED AND ACKNOWLEDGED
FOR PURPOSES OF SECTION 8:

NIRLAND LIMITED
as the Holder

By:
Name:
Title:

[Signature Page to Senior Secured Promissory Note]

ANNEX B-2

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is dated as of August 6, 2024, by Conduit Pharmaceuticals Inc., a Delaware corporation (the “Grantor”) in favor of Nirland Limited, a company organized under the laws of Guernsey (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, the Grantor issued and delivered to the Secured Party that certain Senior Secured Promissory Notes of even date herewith (the “Secured Promissory Note”);

WHEREAS, it is a condition precedent to the obligation of the Secured Party to purchase the Secured Promissory Note that the Grantor shall have executed and delivered this Agreement to the Secured Party;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Secured Promissory Note, the Grantor hereby agrees with the Secured Party as follows:

Article I - Defined Terms

Section 1.1 Definitions.

(a) Capitalized terms used herein without definition are used as defined in the Secured Promissory Note.

(b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC.

(c) The following terms shall have the following meanings:

“Collateral” has the meaning specified in Section 2.1.

“Excluded Account” shall mean any deposit account, investment account, disbursement account or lockbox account which is (a) an account used solely and exclusively for payroll, payroll taxes, pension funds, 401(k) and other employee wage and benefits payments, (b) an account used solely and exclusively for withheld income taxes and federal, state or local employment taxes, (c) a segregated deposit account constituting, and used exclusively as, a tax account, fiduciary account or trust account, or (d) zero balance disbursement accounts.

“Excluded Collateral” shall mean, collectively, (a) assets in which pledges or security interests in favor of the Secured Party are prohibited by applicable law, rule or regulation (including any requirement to obtain the consent of any governmental authority or third person, unless such consent has been obtained) (in each case after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law or principles of equity); (b) any license or agreement or any property subject to such license or agreement, in each, to the extent that a grant of a security interest therein would violate or invalidate such license or agreement or create a right of termination in favor of any other party thereto or otherwise require consent thereunder from a third party (in each case after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law or principles of equity); (c) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein, or the assignment thereof, would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law; and (d) Excluded Accounts; provided, however, that “Excluded Collateral” shall not include any proceeds, products, substitutions or replacements of Excluded Collateral (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Collateral).

“Secured Obligations” means the obligations and liabilities of the Grantor hereunder and under the Secured Promissory Note and any other present or future indebtedness, obligations or liabilities of the Grantor to the Secured Party, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, liquidated or unliquidated, arising under or in connection with any agreement, instrument, document or transaction between the Grantor and the Secured Party, and any amendments, modifications, extensions, renewals, refinancings, replacements or substitutions thereof.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Delaware.

Article II - GRANT OF SECURITY INTEREST

Section 2.1 Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a) all accounts receivable of the Grantor;

(b) all deposit accounts of the Grantor;

(c) all intellectual property of the Grantor;

(d) all books and records pertaining to foregoing; and

(e) to the extent not otherwise included, all proceeds, products, substitutions or replacements of the foregoing;

provided, however that, notwithstanding the foregoing, no lien or security interest is hereby granted on any Excluded Collateral; provided, further, that if and when any property shall cease to be Excluded Collateral, a lien on and security interest in such property shall automatically be deemed granted therein.

Section 2.2 Grant of Security Interest in Collateral. The Grantor, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations, hereby pledges to the Secured Party, and grants to the Secured Party, a lien on and security interest in, all of its right, title and interest in, to and under the Collateral.

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Article III - Representations and Warranties

To induce the Secured Party to enter into the Secured Promissory Note, the Grantor represents and warrants the following to the Secured Party:

Section 3.1 Title; No Other Liens; Perfection and Priority. Except for the lien granted to the Secured Party pursuant to this Agreement, the Grantor owns each item of the Collateral (other than Excluded Collateral) free and clear of any and all liens or claims of others and has rights in or the power to transfer the Collateral. The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Secured Party in all Collateral (solely to the extent perfection may be achieved under the UCC by the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware).

Article IV – COVENANTS

The Grantor agrees with the Secured Party as follows:

Section 4.1 Maintenance of Perfected Security Interest. The Grantor shall (i) not use or permit any Collateral to be used in violation of any law or any policy of insurance covering the Collateral and (ii) not enter into any agreement restricting the right or ability of the Grantor or the Secured Party to sell, assign, convey or transfer any Collateral. Grantor shall not create, incur, assume or suffer to exist any lien, security interest, charge, encumbrance or other adverse claim on or with respect to any Collateral, except for the lien granted to the Secured Party pursuant to this Agreement and any other liens expressly permitted by the Secured Party in writing. The Grantor shall maintain the security interest created by this Agreement as a perfected security interest (solely to the extent perfection may be achieved under the UCC by the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware), and shall to take any and all actions necessary or requested by the Secured Party to perfect, protect, preserve and enforce the security interest in the Collateral, including delivering any instruments, certificates, documents or notices, executing any agreements or amendments, obtaining any consents or waivers, and paying any fees or taxes. Notwithstanding any other provision herein to the contrary, the Grantor shall not be required to take any actions to perfect the security interest in any Collateral granted hereunder except filing (or authorizing the filing of) a UCC-1 financing statement with the Secretary of State of the State of Delaware.

Article V - Remedial Provisions

Section 5.1 UCC Remedies. During the continuance of an Event of Default (as defined in the Secured Promissory Note), the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a secured party under the UCC or any other applicable law. Secured Party may exercise its rights and remedies under this Agreement or any other agreement, instrument or document between the Grantor and the Secured Party without prior notice or demand to the Grantor, except as required by applicable law, and that the Grantor waives any right to notice or hearing prior to the Secured Party’s taking possession or control of, or selling or otherwise disposing of, any Collateral, to the fullest extent permitted by applicable law.

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Section 5.2 Accounts and Payments.

(a) If required by the Secured Party at any time during the continuance of an Event of Default, any payment of accounts, when collected by the Grantor, shall be promptly delivered to the Secured Party in the exact form received, duly indorsed by the Grantor to the Secured Party. Until so turned over, such payment shall be held by the Grantor in trust for the Secured Party.

(b) Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each account. The Secured Party shall not have any obligation or liability under any agreement giving rise to an account by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating thereto, and the Secured Party shall not be obligated in any manner to perform any obligation of the Grantor under or pursuant to any agreement giving rise to an account, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3 Proceeds to be Turned over to and Held by Secured Party. After the occurrence and during the continuance of an Event of Default, promptly upon receipt by the Grantor, all proceeds of any Collateral received by the Grantor hereunder in cash or cash equivalents be turned over to the Secured Party in the exact form received (with any necessary endorsement).

Section 5.4 Deficiency. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations.

Article VI - The SECURED PARTY

Section 6.1 Authorization to File Financing Statements. The Grantor authorizes the Secured Party and its counsel and representatives, at any time and from time to time, to file or record financing statements and amendments thereto.

Section 6.2 Duty; Obligations and Liabilities. The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall not be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other person or to take any other action whatsoever with regard to any Collateral. The Secured Party shall be accountable only for amounts that it receives as a result of the exercise of such powers, and shall not be responsible to the Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. At any time while the Secured Promissory Note remains outstanding, the Secured Party shall have the right to appoint a collateral agent, to act on its behalf with respect to this Agreement and any other rights or duties the Secured Party may have, and that any such appointed collateral agent shall have all powers, rights, duties and obligations as though they were an original party to this Agreement and acting in such capacity, and on behalf of the Secured Party.

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Article VII – Miscellaneous

Section 7.1 No Waiver by Course of Conduct. The Secured Party shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.

Section 7.2 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing duly executed by the Secured Party and the Grantor.

Section 7.3 Notices. All notices, requests, demands and other communications (each of which shall be in writing) shall be delivered to the parties hereto, as applicable, at the addresses and in the manner set forth in the Secured Promissory Note and to the notice information included on the signature page hereto.

Section 7.4 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Secured Party and its successors and assigns; provided, however, that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

Section 7.5 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 7.6 Severability. Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction.

Section 7.7 Governing Law. The laws of the State of Delaware shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

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IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

CONDUIT PHARMACEUTICALS INC., as the Grantor

By:	/s/ David Tapolczay
Name:	David Tapolczay
Title:	CEO

NIRLAND LIMITED, as the Secured Party

By:	/s/ Stefano Grace
Name:	Stefano Grace
Title:	Authorized Representative Address for Notices: sgrace@pelhammgt.com ssimargool@eventfort.com Nirland Limited The Old Stables, Rue A L’Or St Peter Port, Guernsey GY1 1Qg Channel Islands, British Isles

[Signature Page to Security Agreement]

ANNEX B-3

DEBT AMENDMENT

CONDUIT PHARMACEUTICALS INC.

AMENDMENT TO SENIOR SECURED PROMISSORY NOTE AND SECURITY AGREEMENT

This Amendment to the Secured Promissory Note and Security Agreement (this “Amendment”), dated as of October 31, 2024 (the “Amendment Effective Date”), hereby amends each of (i) the Senior Secured Promissory Note (the “Note”) issued by Conduit Pharmaceutical Inc. (“Company”), and each subsidiary of the Company listed on the signature page hereto (together with the Company, the “Makers” and each a “Maker”) to Nirland Limited (the “Holder”) in the maximum aggregate principal amount of $2,650,000 dated as of August 6, 2024, and (ii) the Security Agreement (the “Security Agreement”), dated as of August 6, 2024, by the Company in favor of the Maker. Capitalized terms not otherwise defined herein have the meanings ascribed them in the Note.

By signing below, the Makers and the Holder agree as follows:

Section 1 of the Note is hereby amended in its entirety as follows:

1.	Interest; Payments; Voluntary Prepayment. Interest on the unpaid principal balance of this Note shall accrue at the rate of twelve percent (12%) per annum, computed based on a calendar year and actual days elapsed, and shall be payable, at the option of the Holder, (a) monthly in arrears or (b) in a single installment at maturity. The entire unpaid principal amount then outstanding and all accrued interest hereunder shall be due and payable on the Maturity Date. Payment of principal and interest hereunder shall be made by wire transfer in United States Dollars to an account designated in writing by the Holder for that purpose. The Company may prepay all or any portion of this Note without penalty or fee at any time upon ten (10) business days’ prior written notice to the Holder. All payments of principal and interest shall be in lawful money of the United States of America or, at the request of the Holder, in shares of the Company’s Common Stock pursuant to Section 18. All payments shall be applied first to accrued and unpaid interest, and thereafter to principal.

Sections 6 and 7 of the Note are each hereby deleted.

Section 18 of the Note is hereby added to the Note as follows:

18.	Conversion of Note. At any time after the Amendment Effective Date, this Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (the “Underlying Securities”), on the terms and conditions set forth in this Section 18.

18.1.	Conversion Right. Subject to the provisions of Section 18.4, at any time or times on or after the date hereof, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 18.3, at the Conversion Rate (as defined below). The Makers shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Makers shall round such fraction of a share of Common Stock up to the nearest whole share. The Makers shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

18.2.	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 18.1 shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).
(i)	“Conversion Amount” means the two and one quarter times the sum of (x) portion of the principal to be converted, redeemed or otherwise with respect to which this determination is being made and (y) all accrued and unpaid interest with respect to such portion of the principal amount, if any.

(ii)	“Conversion Price” means, as of any Conversion Date or other date of determination, $0.10, subject to adjustment as provided herein.

18.3.	Mechanics of Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall deliver (whether via facsimile, electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. Within two (2) trading days following a conversion of this Note as aforesaid, the Holder shall surrender this Note to a nationally recognized overnight delivery service for delivery to the Company. On or before the first (1st) trading day following the date of receipt of a Conversion Notice, the Makers shall transmit by facsimile or electronic mail an acknowledgment of confirmation and representation as to whether such shares of Common Stock may then be resold pursuant to Rule 144 or an effective and available registration statement, of receipt of such Conversion Notice to the Holder and the Makers’ transfer agent (the “Transfer Agent”) which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) trading day following the date on which the Makers have received a Conversion Notice (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Maker shall (1) provided that the Transfer Agent is participating in The Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion. If this Note is physically surrendered for conversion and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Maker shall as soon as practicable and in no event later than two (2) business days after receipt of this Note and at its own expense, issue and deliver to the Holder (or its designee) a new Note representing the outstanding Principal Amount not converted. The Person (as defined below) or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

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18.4.	Limitations on Conversions. The Makers shall not effect the conversion of any portion of this Note, and the Holder shall not have the right to convert any portion of this Note pursuant to the terms and conditions of this Note and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Maker (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 18.4. For purposes of this Section 18.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the conversion of this Note without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Makers receive a Conversion Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 18.4, to exceed the Maximum Percentage, the Holder must notify the Makers of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Maker, including this Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of this Note results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Maker, the Holder may from time to time increase (with such increase not effective until the 61st day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the 61st day after such notice is delivered to the Makers and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert this Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 18.4 to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this 18.4 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Note.

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For purposes of the Note and this Amendment:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date of the issuance of the Note or the Amendment Effective Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person or entity acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons or entities whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing definition is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

Section 19 of the Note is hereby added to the Note as follows:

19.	New Resale Registration Rights. As expeditiously as possible, and in no event later than 7 days, after the Amendment Effective Date, the Company shall file a registration statement on Form S-3 (or, in the event that the Company is not eligible to file a registration statement on Form S-3, a registration statement on Form S-1) (the “New Resale Registration Statement”) covering the resale by the Holder of the Underlying Securities on a delayed or continuous basis and shall use its commercially reasonable efforts to have such New Resale Registration Statement declared effective as soon as practicable after the filing thereof. The Company shall maintain the effectiveness of the New Resale Registration Statement or a replacement registration statement, including filing any amendments, supplements or new registration statements as may be necessary to allow the Holder to sell the Underlying Securities until the Holder is able to sell such shares without registration under Rule 144 (or any successor provision or rule) under the Securities Act of 1933, as amended (the “Securities Act”) (but with no volume or other restrictions or limitations, including as to manner or timing of sale).

Section 20 of the Note is hereby added to the Note as follows:

20.	Representations and Warranties of Holder. The Holder hereby represents and warrants to the Maker as of the Amendment Effective Date and as of each Conversion Date as follows:

20.1.	Power and Authority. The Holder has the full power, authority and/or capacity to enter into this Amendment and its agreement to be bound by the provisions hereof constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

20.2.	Purchase Entirely for Own Account. This Note has, and the Underlying Securities issued upon a conversion of this Note have, been purchased by the Holder for its own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not have any contract, undertaking, agreement or arrangement with any party to sell, transfer or grant participation to any party with respect to the Underlying Securities.

20.3.	Disclosure of Information. The Holder received all of the information it requested in connection with its purchase of the Underlying Securities. The Holder has had an opportunity to ask questions of, and receive answers from, the Company and to consult its own legal, tax, and other advisors, regarding the information provided and the terms and conditions of the offering of the Underlying Securities.

20.4.	Investment Experience. The Holder can bear the economic risk of its investment and has the knowledge and experience in financial or business matters to, and is capable of, evaluating the merits and risks of the investment in the Underlying Securities.

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20.5.	Restricted Securities. The Holder understands that the Underlying Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances.

20.6.	Accredited Investor. The Holder is an accredited investor as such term is defined in the rules promulgated pursuant to the Securities Act. The Holder has been advised that this Note and the Underlying Securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is purchasing this Note and the securities to be acquired by the Holder hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Holder’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

20.7.	No General Solicitation. Neither the Holder, nor any of its officers, directors, employees, agents, stockholders, or partners has either directly or indirectly, including through a broker or finder (1) engaged in any general solicitation of the Note, this Amendment, or the Underlying Securities, or (2) published any advertisement in connection with the offer and sale of the Note, this Amendment, or the Underlying Securities.

The Security Agreement shall be terminated in its entirety upon full repayment of the Note and all other Secured Obligations (as defined in the Note).

This Amendment is limited precisely as written and shall not (a) constitute a consent under or waiver or modification of any other term or condition of the Note, or (b) prejudice or otherwise affect any right or privilege which Holder now has or may have in the future under the Note. Except as expressly amended and modified hereby, the Note shall continue in full force and effect in accordance with its terms.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of choice of law or conflict of law. EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE NOTE.

[Signature Page Follows]

5

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

CONDUIT PHARMACEUTICALS INC.

as the Company

By:	/s/ James Bligh
Name:	James Bligh
Title:	Interim CFO

CONDUIT UK MANAGEMENT LTD.

as a subsidiary of the Company

By:	/s/ James Bligh
Name:	James Bligh
Title:	Director

AGREED AND ACKNOWLEDGED:

NIRLAND LIMITED

as the Holder

By:	/s/ Stefano Grace
Name:	Stefano Grace
Title:	Authorized Representative

[Signature Page to Amendment to Senior Secured Promissory Note of Conduit Pharmaceuticals Inc.]

Exhibit I

CONVERSION NOTICE

Reference is made to the Senior Secured Promissory Note (as amended, the “Note”) issued by Conduit Pharmaceutical Inc. (“Company”), and each subsidiary of the Company listed on the signature page thereto (together with the Company, the “Makers” and each a “Maker”) to Nirland Limited (the “Holder”) in the maximum aggregate principal amount of $2,650,000 dated as of August 6, 2024. In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of the Company, as of the date specified below. Capitalized terms not defined herein shall have the meaning as set forth in the Note.

Date of Conversion:

Aggregate principal to be converted:

Aggregate accrued and unpaid with respect to such portion of the aggregate principal and such aggregate interest to be converted:
AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:
Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted to Holder, or for its benefit, as follows:

[_]          Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

[_]          Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, ____

____________________

Name of Registered Holder

By:
Name:
Title:

Tax ID:__________________

Facsimile:________________

E-mail Address: _____________________________

ANNEX B-4

CONDUIT PHARMACEUTICALS INC.

SECOND AMENDMENT TO AUGUST 2024 SENIOR SECURED PROMISSORY NOTE

This Second Amendment to the Secured Promissory Note (this “Amendment”), dated as of November 22, 2024 (the “Amendment Effective Date”), hereby further amends the Senior Secured Promissory Note (the “Note”) issued by Conduit Pharmaceutical Inc. (“Company”), and each subsidiary of the Company listed on the signature page hereto (together with the Company, the “Makers” and each a “Maker”) to Nirland Limited (the “Holder”) in the maximum aggregate principal amount of $2,650,000 dated as of August 6, 2024, and amended on October 31, 2024. Capitalized terms not otherwise defined herein have the meanings ascribed them in the Note.

By signing below, the Makers and the Holder agree as follows:

Section 18 of the Note is hereby amended by amending Section 18.2 and adding the new Sections 18.5 and 18.6 as follows:

18.2	Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 18.1 shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i) “Conversion Amount” means the two and one half times the sum of (x) portion of the principal to be converted, redeemed or otherwise with respect to which this determination is being made and (y) all accrued and unpaid interest (including default interest) with respect to such portion of the principal amount, if any.

(ii) “Conversion Price” means, as of any Conversion Date or other date of determination, $0.10 (or following any reverse splits that may occur in a ratio greater than 10 to 1, the lower of such reverse split price and the market price per share at the time of the Conversion Date, but in no event less than $1.00), subject to adjustment as provided herein and to take into account any future share splits or reverse splits to maintain the economic equivalence of the conversion rights as at the Amendment Effective Date.

18.5	Stockholder Approval. Notwithstanding any other provision contained in this Note, other than partial conversions that may be permitted pursuant to the rules and regulations of the Nasdaq Market (or any successor entity), the conversion of this Note may not occur prior to receipt of stockholder approval to provide for such conversion of this Note, and subsequent issuance of Common Stock, pursuant to the stockholder approval rules of the Nasdaq Market.

18.6	Delay. If the Company fails for any reason to hold a special meeting of stockholders, that includes a proposal to allow for the full conversion of the Note, on or before January 9, 2025, then the Company shall immediately be liable towards and pay to the Holder a contractual penalty in the amount of $100,000 for each calendar day of delay on holding such meeting.

This Amendment is limited precisely as written and shall not (a) constitute a consent under or waiver or modification of any other term or condition of the Note, or (b) prejudice or otherwise affect any right or privilege which Holder now has or may have in the future under the Note. Except as expressly amended and modified hereby, the Note shall continue in full force and effect in accordance with its terms.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of choice of law or conflict of law. EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE NOTE.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

CONDUIT PHARMACEUTICALS INC.
as the Company

By:	/s/ James Bligh
Name:	James Bligh
Title:	Interim CFO

CONDUIT UK MANAGEMENT LTD.
as a subsidiary of the Company

By:	/s/ James Bligh
Name:	James Bligh
Title:	Director

AGREED AND ACKNOWLEDGED:

NIRLAND LIMITED
as the Holder

By:	/s/ Stefano Grace
Name:	Stefano Grace
Title:	Authorized Representative

[Signature Page to Second Amendment to Senior Secured Promissory Note of Conduit Pharmaceuticals Inc.]

ANNEX C

NOVEMBER CONVERTIBLE NOTE

NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES THAT MAY BE ACQUIRED PURSUANT TO THIS CONVERTIBLE PROMISSORY NOTE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONDUIT PHARMACEUTICALS INC.

CONVERTIBLE PROMISSORY NOTE

Dated: November 25, 2024 (the “Issuance Date”)

FOR VALUE RECEIVED, Conduit Pharmaceuticals Inc., a company organized under the laws of the State of Delaware (“Maker” or the “Company”), promises to pay to A.G.P./Alliance Global Partners (“Holder”), or its registered assigns, in lawful money of the United States of America (i) the sum of five million, seven hundred and thirty seven thousand and five hundred dollars ($5,737,500) (the “Principal Amount”); and (ii) interest accrued on the unpaid Principal Amount in accordance with Section 2. All Obligations (as defined below) under this convertible promissory note (the “Note”) shall be due and payable on (a) the Maturity Date (as defined below) of this Note; or (b) when, upon or after the occurrence and during the continuance of an Event of Default (as defined below), such amounts are declared due and payable by Holder or made automatically due and payable in accordance with the terms hereof. Notwithstanding anything else to the contrary in the Note, the Principal Amount shall be reduced on a dollar for dollar basis based on all net cash proceeds actually received by the Holder based on the Holder’s sale of the Company’s common stock. Maker and Holder may be individually referred to herein as a “Party” or collectively as the “Parties”.

1. Definitions.

(a)	Preamble and Recitals: The terms defined above are incorporated herein.

(b)	For purposes of this Note, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa):

i.	“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

ii.	“Business Day” means any day other than Saturday, Sunday or a day on which banking institutions in the State of New York are permitted or obligated by applicable law to remain closed.

iii.	“Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

iv.	“Conversion Price” means as of the date a conversion notice is delivered pursuant to Section 8(a) or other date of determination, $0.10 (or following any reverse splits that may occur in a ratio greater than 10 to 1, the lower of such reverse split price and the market price per share as of the date immediately preceding the delivery of such conversion notice, but in no event less than $1.00), subject to adjustment as provided herein and to take into account any future share splits or reverse splits to maintain the economic equivalence of the conversion rights as of the date of this Note.

v.	“Event of Default” shall have the meaning set forth in Section 5.

vi.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

vii.	“Holder Optional Conversion Amount” shall have the meaning set forth in Section 8(a).

viii.	“Maturity Date” means November 25, 2025.

ix.	“Note Obligations” means, as of the date of measurement, the Company’s obligation to pay the aggregate sum of (i) the outstanding unpaid Principal Amount of this Note; (ii) all accrued and unpaid interest thereon calculated in accordance with Section 2; and (iii) any other amounts payable hereunder with respect to this Note.

x.	“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

xi.	“Principal Market” means the Nasdaq Global Market, or such other principal exchange as the Company’s shares of Common Stock may trade.

xii.	“Securities” means this Note and, as applicable, the shares of Common Stock issuable upon conversion of the Note.

xiii.	“Securities Act” means the U.S. Securities Act of 1933, as amended.

xiv.	“Trading Day” means a day on which the Principal Market is open for trading.

2. Interest. Interest on the outstanding portion of the Principal Amount shall accrue at a rate equal to 5.5% per annum.

3. Payment. Unless otherwise earlier converted pursuant to Section 8, the Principal Amount plus all accrued but unpaid interest shall be due and payable to Holder on the Maturity Date.

4. Prepayment. Upon notice to Holder, Maker may prepay this Note in whole or in part, provided that any such prepayment will be applied first to the payment of costs and expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such costs, expenses and accrued interest, to the payment of the Principal Amount of this Note.

5. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)	Failure to Pay. Maker shall fail to pay when due any principal or interest payment on the due date hereunder or any other amount payable hereunder when due, whether at maturity or otherwise; or

(b)	Voluntary Bankruptcy or Insolvency Proceedings. Maker shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (ii) admit in writing its inability, to pay its debts generally as they mature; (iii) make a general assignment for the benefit of its or any of its creditors; (iv) be dissolved or liquidated; or (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or

(c)	Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Maker or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Maker or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement; or

(d)	Agreements. Maker shall fail to perform or observe in all material respects any of its covenants or agreements in this Note or the other documents entered into between Maker and Holder and such failure shall continue for five (5) days after Maker obtaining knowledge of such failure or receipt by Maker from Holder of a written notice of such failure; or

(e)	Cross-Default. An event of default (or any other event which with the passage of time or the giving or notice or both would become an event of default) occurs under any other indebtedness of Maker; or

(f)	Repudiation of Note. Maker shall provide at any time notice to the Holder, including by way of public announcement, of the Maker’s intention to not honor any provision of this Note (including requests for conversions of this Note in accordance with the terms hereof); or

(g)	Corporate Authorization. Maker or any subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the actions described in any of the clauses above or takes any corporate or other action to authorize or otherwise for the purpose of effecting any such action; or

(h)	Judgment. Any monetary judgment, writ or similar final process shall be entered or filed against the Maker or any of its subsidiaries or any of their assets and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days; or

(i)	Levy or Lien. The occurrence of any levy upon or seizure or attachment of or lien upon any asset of any Maker or any subsidiary thereof and any such levy, seizure or attachment shall not be set aside, bonded or discharged within thirty (30) days after the date; or

(j)	Breach of Representations or Covenants. The Maker shall have breached any representation or warranty contained in this Note or shall fail to perform or observe any other material term, covenant or agreement contained herein on its part to be performed or observed.

6. Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 5(b) or 5(c)) and at any time thereafter during the continuance of such Event of Default, all outstanding Note Obligations payable by Maker hereunder shall become immediately due and payable upon election of the Holder without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 5(b) and 5(c), immediately and without notice, all outstanding Note Obligations payable by Maker hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by this Note or otherwise permitted to it by applicable law, either by suit in equity or by action at law, or both.

7. Payment.

(a)	Payment. The Maker shall pay to the Holder the Outstanding Principal Amount, plus all accrued but unpaid interest thereon, on the Maturity Dates

(b)	Ownership Cap. Notwithstanding anything to the contrary contained herein, the Holder shall not be entitled to receive shares of Common Stock upon conversion of this Note to the extent (but only to the extent) that such exercise or receipt would cause the Holder Group (as defined below) to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of a number of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined below) of the shares of Common Stock that are outstanding at such time. Any purported delivery of shares of Common Stock in connection with the conversion of this Note prior to the termination of this restriction in accordance herewith shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the Holder Group becoming the beneficial owner of more than the Maximum Percentage of shares of Common Stock that are outstanding at such time. If any delivery of Common Stock owed to the Holder following conversion of this Note is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver shares of Common Stock as promptly as practicable after the Holder gives notice to the Company that such delivery would not result in such limitation being triggered or upon termination of the restriction in accordance with the terms hereof. To the extent limitations contained in this Section 7(c) apply, the determination of whether this Note is convertible and of which portion of this Note is convertible shall be the sole responsibility and in the sole determination of the Holder, and the submission of a notice of conversion shall be deemed to constitute the Holder’s determination that the issuance of the full number of Conversion Shares requested in the notice of conversion is permitted hereunder, and the Company shall be entitled to rely on the representations and other information set forth in any Conversion Notice and shall not have any obligation to verify or confirm the accuracy of such determination. For purposes of this Section 7(b), (i) the term “Maximum Percentage” shall mean 4.99%; provided, that if at any time after the date hereof the Holder Group beneficially owns in excess of 4.99% of the outstanding shares of Common Stock, then the Maximum Percentage shall automatically increase to 9.99% so long as the Holder Group owns in excess of 4.99% of the outstanding shares of Common Stock (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Holder Group ceasing to own in excess of 4.99% of the outstanding shares of Common Stock); and (ii) the term “Holder Group” shall mean the Holder plus any other Person with which the Holder is considered to be part of a group under Section 13 of the Exchange Act or with which the Holder otherwise files reports under Sections 13 and/or 16 of the Exchange Act. In determining the number of shares of Common Stock outstanding at any point in time, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent annual or quarterly reports filed with the Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or its transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. For any reason at any time, upon written or oral request of the Holder, the Company shall, within one (1) Business Day of such request, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. The provisions of this Section 7(b) shall be construed, corrected and implemented in a manner so as to effectuate the intended beneficial ownership limitation herein contained.

8. Conversion.

(a)	Holder’s Optional Conversion. At any time following the date there are a sufficient number of shares of Common Stock reserved for issuance to provide for the maximum number of shares of Common Stock issuable upon conversion of this Note and prior to the payment of the Note Obligations in full, Holder, in its sole discretion and upon no less than three (3) business days written notice to Maker, may elect to have all or any portion of the outstanding Principal Amount and all interest accrued with respect to such outstanding portion of the Principal Amount through the date that the Holder notifies in writing Maker of its intent to convert pursuant to this Section 8(a) (such Principal Amount and accrued interest, the “Holder Optional Conversion Amount”) converted into that number of shares of Common Stock equal to the quotient of (a) the Holder Optional Conversion Amount divided by (b) the Conversion Price (the “Holder’s Conversion Rights”). Notwithstanding the foregoing, upon written notice by Holder of the intent to convert, Maker may instead elect to pay all of the Note Obligations in full.

(b)	Surrender of Note. Promptly after a conversion of all amounts due under this Note pursuant to this Section 8, but in no event more than five (5) Business Days thereafter, Holder shall deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to Maker whereby the Holder agrees to indemnify Maker from any loss incurred by it in connection with this Note arising out of any claims that the Original Note was not lost, stolen or destroyed); provided, however, that upon Maker’s issuance of all amounts and/or shares of Common Stock required under Section 8(a), this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this Section 8(c).

(c)	Reservation of Common Stock. Maker covenants that all of the shares of Common Stock that shall be so issued shall be at the time of such conversion and issuance, duly authorized, validly issued, fully paid, and non-assessable by Maker, not subject to any preemptive rights, and free from any taxes, liens, and charges with respect to the issue thereof. Maker has not reserved for issuance from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon conversion of this Note. Maker shall, as soon as practicable, undertake such actions as may be necessary to have a sufficient number of shares of Common Stock reserved for issuance to provide for the maximum number of shares of Common Stock issuable upon conversion of this Note. Maker shall take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation.

(d)	Fractional Securities. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares of Common Stock to Holder upon the conversion of this Note, Maker shall round up to the nearest whole share.

(e)	Issuance Taxes. The issuance of shares of Common Stock upon conversion of all or any portion of the outstanding Note Obligations in accordance with this Section 8 shall be made without charge to Holder for any issuance tax in respect thereof.

(f)	Conversion Limitation. Notwithstanding any other provision contained in this Note, the conversion of this Note may not occur prior to receipt of stockholder approval to provide for such conversion of this Note, and subsequent issuance of Common Stock, pursuant to the stockholder approval rules of the rules and regulations of the Nasdaq Stock Market. Holder.

9. Representations and Warranties. The Maker hereby represents and warrants as of the date of this Note, as follows:

9.1 Existence. The Maker is a company organized, validly existing and in good standing under the laws of the State of Delaware.

9.2 Power and Authority. The Maker has the power and authority, and the legal right, to execute and deliver this Note and to perform its obligations hereunder.

9.3 Authorization; Execution; and Delivery. The execution and delivery of this Note by the Maker and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action in accordance with all applicable laws. The Maker has duly executed and delivered this Note.

9.4 Enforceability. The Note is a valid, legal, and binding obligation of the Maker, enforceable against the Maker in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

9.5 No Approvals. No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person is required in order for the Maker to execute, deliver, or perform any of its obligations under this Note.

9.6 No Violations. The execution and delivery of this Note and the consummation by the Maker of the transactions contemplated hereby and thereby do not and will not (a) violate any provision of the Maker’s organizational documents; (b) violate any law or order applicable to the Maker or by which any of its properties or assets may be bound; or (c) constitute a default under any material agreement or contract by which the Maker may be bound.

10. Registration Rights. All shares of Common Stock issuable upon a conversion pursuant to Section 8(a) shall have the benefit of registration rights on the terms set forth as follows:

10.1 Defined Terms. For purposes of this Section 10, the following capitalized terms are defined as follows:

(a) the term “Resale Registration Statement” shall mean a registration statement on Form S-3 (or, if Form S-3 is not then available to the Maker, on such other form as is then available to the Maker) to register for resale the Registrable Shares required to be filed by Section 10.1(b) below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements;

(b) the term “Registrable Shares” means the Shares; provided, however, that the Shares shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Resale Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the Holder pursuant to and in a manner contemplated by such effective Resale Registration Statement; (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Maker; (iii) the first date such security is eligible to be sold pursuant to Rule 144 without any limitation as to volume of sales, holding period and without Holder complying with any method of sale requirements or notice requirements under Rule 144; or (iv) such security shall cease to be outstanding following its issuance; and

(c) the term “Effectiveness Deadline” means the 30th day following the Filing Date (or, in the event the United States Securities and Exchange Commission (the “SEC”) reviews or has written or verbal comments to the Resale Registration Statement, the 60th day following the Filing Date); provided, however, that in the event the Company is notified by the SEC that the Resale Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline shall be no later than the fifth (5th) business day following the date of such notification.

10.2. Registration Procedures. Provided that the Company is qualified for the use of a Resale Registration Statement, the Maker shall file within 15 days of the date that there are sufficient authorized shares to permit the full conversion of this Note (the “Filing Deadline”)) a Resale Registration Statement providing for the registration of, and the sale on a continuous or delayed basis of, all Registrable Shares then held by the Holder pursuant to Rule 415 under the Securities Act. Upon filing the Resale Registration Statement, the Maker shall use its best efforts to cause such Resale Registration Statement to be declared effective by the Effectiveness Deadline, keep such Resale Registration Statement effective with the SEC at all times, re-file such Resale Registration Statement upon its expiration, and cooperate in any amendment or supplementation of the prospectus related to the Resale Registration Statement as may be reasonably requested by the Maker or as otherwise required, until such time as all Registrable Shares that could be sold under the Resale Registration Statement have been sold or are no longer outstanding.

10.3. Rule 415; Cutback. If the SEC prevents the Maker from including any or all of the Registrable Shares in a Resale Registration Statement due to limitations on the use of Rule 415 under the Securities Act or requires the Holder to be named as an “underwriter,” the Maker shall use its commercially reasonable efforts to persuade, consistent with applicable law, the SEC that the offering contemplated by the Resale Registration Statement is a valid secondary offering and not an offering “by or on behalf of the registrant” as described in Rule 415 and that the Holder is not an “underwriter.” In the event that, despite the Maker’s commercially reasonable efforts and compliance with the terms of this Section 10.3, the SEC refuses to alter its position, the Maker shall (i) remove from the Resale Registration Statement only such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares, in each of (i) and (ii), as the SEC requires to assure the Maker’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Maker shall not agree to name the Holder as an “underwriter” in such Resale Registration Statement without the prior written consent of the Holder. The Holder acknowledges that it shall not have suffered any losses as to any Cut Back Shares until the date that is five (5) trading days following the date that the Maker is eligible to bring effective the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 10 shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Resale Registration Statement including such Cut Back Shares shall be ten (10) trading days after such Restriction Termination Date, and the Maker shall use its commercially reasonable efforts to cause such Resale Registration Statement to become effective as promptly as practicable, but in any event, by the Effectiveness Deadline (provided, however, that for purposes of a Resale Registration Statement registering such Cut Back Shares, references to the “Filing Date” contained in the definition of “Effectiveness Deadline” shall instead be to the “Restriction Termination Date”). Any failure by the Maker to file a Resale Registration Statement by the Filing Deadline or to cause such Resale Registration Statement to become effective by the Effectiveness Deadline shall not otherwise relieve the Maker of its obligations to file or cause to become effective the Resale Registration Statements as set forth in this Section 10.

10.4. Prospectus Suspension. The Holder acknowledges that there may be times when the Maker must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Maker and declared effective by the SEC, or until such time as the Maker has filed an appropriate report with the SEC pursuant to the Exchange Act. The Holder hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Maker gives the Holder notice of the suspension of the use of said prospectus and ending at the time the Maker gives the Holder notice that the Holder may thereafter effect sales pursuant to said prospectus; provided, (i) that such suspension periods shall in no event exceed (A) on more than two occasions, a period of more than thirty (30) consecutive trading days or (B) more than an aggregate total of sixty (60) trading days, in each case in any 12 (twelve) month period, and (ii) the Maker’s board of directors has reasonably determined that, in order for such Resale Registration Statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly or annual report under the Exchange Act.

11. Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned by either Party, whether by operation of law or otherwise, without the other Party’s prior written consent (other than by merger), unless such transfer complies with applicable securities laws. Any purported attempt by a Party to assign this Note or any of the rights, interests or obligations hereunder in violation of this Section 11 shall be null and void. For the avoidance of doubt, the Holder shall not in any event transfer this Note or any of the rights, interests or obligation hereunder to any party without the Maker’s prior written consent.

12. Unsecured Obligation. This Note is an unsecured obligation of the Company.

13. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and emailed, mailed or delivered to each party as follows:

(i) if to the Maker, at the following address or email address (or at such other address or email address as the Maker shall have furnished to Holder in writing):

CONDUIT PHARMACEUTICALS INC.

Attention: James Bligh

4581 Tamiami Trail North, Suite 200

Naples, Florida 34103

Email: jb@conduitpharma.com

with a copy (which will not constitute notice) to:

Thompson Hine LLP

Attention: Todd Mason

300 Madison Avenue, 27th Floor

New York, NY 10017

Email: Todd.Mason@thompsonhine.com

(ii) if to Holder, at the following address or email address (or at such other address or email address as Holder shall have furnished to the Maker in writing):

A.G.P./Alliance Global Partners
590 Madison Ave., 28th Floor
New York, NY 10022

Attention:

Email: thiggins@allianceg.com

All such notices and communications will be deemed effectively given the earlier of (i) when received; (ii) when delivered personally; (iii) when emailed (with receipt of appropriate confirmation); (iv) one Business Day after being deposited with an overnight courier service of recognized standing; or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

14. Miscellaneous.

(a)	Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Note.

(b)	Severability. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(c)	Waivers. Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(d)	Costs. Each of the Parties hereto shall pay its own fees, costs and expenses (including the fees of any attorneys, accountants or others engaged by such Party) in connection with this Note and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. If Maker shall default on the payment of any of the Note Obligations, the Maker shall reimburse Holder on demand for its reasonable, documented out-of-pocket costs of collection, including reasonable attorney’s fees and disbursements.

(e)	No Drafting Presumption. The language used in this Note shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(f)	Reservation of Rights. No failure on the part of Holder to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by Holder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of Holder.

(g)	CHOICE OF LAW. THIS NOTE AND ALL ACTIONS, CAUSES OF ACTION OR CLAIMS OF ANY KIND (WHETHER AT LAW, IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS NOTE, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION NEW YORK LAWS RELATING TO APPLICABLE STATUTES OF LIMITATION AND BURDENS OF PROOF, AVAILABLE REMEDIES AND APPLICABLE EVIDENTIARY PRIVILEGES.

(h)	Exclusive Jurisdiction. The courts of the State of New York, in the County of New York shall have exclusive jurisdiction in relation to all matters which may arise out of or in connection with this Note.

(i)	Amendments and Waivers. Any term of this Note may be amended, modified or waived upon the written consent of the Maker and the Holder. No such waiver or consent in any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.

(j)	Counterparts. This Note be manually or electronically executed in one or more counterparts (delivery of which may occur via facsimile or electronic transmission, including as an attachment to an electronic mail message in “pdf” or similar format), each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Note shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed this Note as of the Issuance

Date.	CONDUIT PHARMACEUTICALS INC.

	By:	/s/ James Bligh
	Name:	James Bligh
	Title:	Interim Chief Financial Officer

A.G.P./ALLIANCE GLOBAL PARTNERS

	By:	/s/ Thomas J. Higgins
	Name:	Thomas J. Higgins
	Title:	Managing Director

[Signature Page to AGP Convertible Note]

ANNEX D

CERTIFICATE OF AMENDMENT OF

Second amended and RESTATED CERTIFICATE OF INCORPORATION Of

CONDUIT PHARMACEUTICALS INC.

Conduit Pharmaceuticals Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Conduit Pharmaceuticals Inc.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Second Amended and Restated Certificate of Incorporation, as amended, as follows:

The first sentence in Article IV, Section 4.1 shall be deleted and the following shall be inserted in lieu thereof:

“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 601,000,000 shares, consisting of (a) 600,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).”

THIRD: Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of the Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ____ day of __________, 2025.

CONDUIT PHARMACEUTICALS INC.

By:
Name:	David Tapolczay
Title:	Chief Executive Officer and Director

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED NOVEMBER 26, 2024

VOTE BY INTERNET
Go to https://ts.vstocktransfer.com/pxlogin
and log in using the below control number. Voting will be open until 11:59 p.m., Eastern Time, January 8, 2025.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE VIRTUAL MEETING
If you would like to attend the Special Meeting, please register for the Special Meeting of Stockholders be held on Thursday, January 9, 2025, at 10:00 a.m., Eastern Time, via the following URL:

https://meeting.vstocktransfer.com/CONDUITJAN25

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders Proxy Card - Conduit Pharmaceuticals Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL LISTED PROPOSALS.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date	**Signature**	**Signature, if held jointly**
____________________	______________________________	______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

The Proxy Statement and the Proxy Card are available online at:

https://ts.vstocktransfer.com/irhlogin/I-CONDUIT

To Register for the Virtual Meeting, Please Visit:

https://meeting.vstocktransfer.com/CONDUITJAN25

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Tapolczay and James Bligh and each of them, with full power of substitution, as proxies, to vote at the Special Meeting of Stockholders of Conduit Pharmaceuticals Inc. to be held on Thursday, January 9, 2025, at 10:00 a.m., Eastern Time virtually via Zoom, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned as of December 4, 2024 by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this proxy will be voted in accordance with the Board of Directors' recommendations for such matter. Any and all proxies heretofore given by the undersigned are hereby revoked.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by Conduit Pharmaceuticals Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address: ______________________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and To be Signed on Reverse Side)